Exhibit 10.1

LICENSE AND COLLABORATION AGREEMENT

THIS LICENSE AND COLLABORATION AGREEMENT (the “Agreement”) is made as of the 27th day of August, 2008 (the “Execution Date”) by and between Valeant Pharmaceuticals North America, a Delaware corporation having a place of business at One Enterprise, Aliso Viejo, California 92656 (“VALEANT”) and Glaxo Group Limited, a company organized under the laws of England and Wales with its principal place of business at GlaxoWellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 0NN, United Kingdom (“GSK”).

RECITALS

A.           WHEREAS, VALEANT is the owner of Compound (as defined below) and Additional Compounds (as defined below), and of certain regulatory filings and intellectual property related thereto;

B.           WHEREAS, GSK desires to collaborate with VALEANT on the development and commercialization of Compound in the Collaboration Territory (as hereinafter defined) as set forth in this Agreement;

C.           WHEREAS, GSK further desires to exclusively develop and commercialize Compound in the GSK Territory (as defined below) and Additional Compounds in the Territory, as set forth in this Agreement;

D.           WHEREAS, VALEANT desires to collaborate with GSK on the development and commercialization of Compound in the Collaboration Territory as set forth in this Agreement; and

E.           WHEREAS, VALEANT further desires that GSK exclusively develop and commercialize Compound in the GSK Territory and Additional Compounds in the Territory, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties agree as follows:

I.  LICENSE

1.1           License Grant from VALEANT.  Subject to the terms and conditions of this Agreement, VALEANT hereby grants GSK an exclusive license, with the right to grant sublicenses as provided in Section 1.3, under all Valeant Intellectual Property, Program Improvements Controlled by VALEANT or its Affiliates and Agreement Patents Controlled by VALEANT or its Affiliates, to make, use, sell, offer for sale and import Compound, Product, Additional Compounds and Additional Products in the Field and in the Territory (the “License”).  The License set forth in this Section 1.1 shall be exclusive even as to VALEANT, except with respect to VALEANT’s right under the Valeant Intellectual Property, Program Improvements

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Controlled by VALEANT or its Affiliates and Agreement Patents Controlled by VALEANT or its Affiliates to:  (i) make Compound, Product, Additional Compounds and Additional Product in the Field and in the Territory solely in accordance with Article XIII; (ii) use Compound and Product in the Field and in the Collaboration Territory solely in accordance with Section 3.2 ,and (iii) subject to Section 14.4.1(a)(iii), co-commercialize Product with GSK in the Field and in the Collaboration Territory solely in accordance with Section 3.4.

1.2           License Grant from GSK.  Subject to the terms and conditions of this Agreement, GSK hereby grants to VALEANT a non-exclusive, royalty free right and license, with the right to grant sublicenses only upon the prior written consent of GSK, under all Program Improvements Controlled by GSK or its Affiliates and Agreement Patents Controlled by GSK or its Affiliates to (i) use Compound and Product in the Field and in the Collaboration Territory solely as provided in Section 3.2, (ii) make Compound, Product, Additional Compounds and Additional Products in the Field and in the Territory solely in accordance with Article XIII, and (iii) subject to Section 14.4.1(a)(iii), co-commercialize Product with GSK in the Field and in the Collaboration Territory solely in accordance with Section 3.4.

1.3           Sublicensing.  GSK will have the right to sublicense its rights under the License (or, if applicable, under a Valeant Trademark) on a country-by-country and Product-by-Product (and, if applicable, Additional Product-by-Additional Product) basis (and Compound-by-Compound and Additional Compound-by-Additional Compound basis as provided in clause (vi) below) in the Territory (i) to its Affiliates, (ii) to a Third Party in a particular country in the GSK Territory to promote and distribute the Product and Additional Products if neither GSK nor any of its Affiliates have adequate direct sales or distribution operations in such country,  (iii) to Third Parties as provided in Section 6.2 in connection with the settlement of any Protective Action; (iv) to Third Parties to permit such Third Parties to distribute and sell a generic version of Product (or, if applicable, Additional Product) in a country after Regulatory Approval of a Generic Equivalent of such Product in such country; (v) to Third Parties to permit such Third Parties to provide contract research organization (CRO) services or fee-for-service research and development services to and on behalf of GSK or its Affiliates; and (vi) to Third Parties to permit such Third Parties to provide manufacturing services to and on behalf of GSK or its Affiliates with respect to Compound or Product (or, if applicable, Additional Compound or Additional Product), provided that any such Third Party manufacturers provide such manufacturing services at a cost that does not *** for such Product (or, if applicable, such Additional Product) and the *** as provided in Section *** for such Product (or, if applicable, such Additional Product) to an amount that is *** than *** for such Product (or, if applicable, Additional Product) in the Territory, in each case of the foregoing clauses (i) through (vi), without the prior consent of VALEANT; provided that (x) the terms of any sublicense permitted under the foregoing clauses (i), (ii) and (vi) are consistent with the terms of this Agreement, (y) GSK remains liable to VALEANT for the acts or omissions of any such sublicensee and remains responsible for its own obligations under this Agreement, and (z) any such sublicense automatically terminates upon any termination of the License.  GSK will provide the Joint Steering Committee with notice of any sublicense granted under the foregoing clause (vi).

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Except as otherwise provided in this Section 1.3, GSK may sublicense its rights under the License in any country in the Territory only upon the approval of VALEANT, which approval shall not be unreasonably withheld or delayed.

1.4           Trademarks.  For all Trademarks Controlled by VALEANT or any of its Affiliates (a “Valeant Trademark”) that the Joint Steering Committee determines should be used on any Product and/or Additional Product in a country(ies) in the Territory, VALEANT shall grant to GSK a license, with the right to sublicense as provided in Section 1.3, in accordance with the terms of the Trademark License Agreement, to use the Valeant Trademark(s) in such country(ies) in the Territory in connection with the making, having made, use, sale, offering for sale, importation, packaging, distributing and promoting of the Product and/or Additional Product in the Field and in such country(ies) the Territory.  Such license under the Valeant Trademarks would include a right to use the Valeant Trademark(s) other than Valeant House Marks as part of a domain name.  For all Trademarks Controlled by GSK or any of its Affiliates (a “GSK Trademark”) that the Joint Steering Committee determines should be used on any Product and/or Additional Product in a country(ies) in the Territory, GSK shall grant to VALEANT a license in accordance with the terms of the Trademark License Agreement, to use the GSK Trademark(s) solely in connection with VALEANT’s right to (i) use Compound and Product in the Field and in the Collaboration Territory as provided in Section 3.2, (ii) make Compound, Product, Additional Compounds and Additional Products in the Field and in the Territory in accordance with Article XIII, and (iii) subject to Section 14.4.1(a)(iii), co-commercialize Product with GSK in the Field and in the Collaboration Territory in accordance with Section 3.4.  Such license under the GSK Trademarks would include a right to use the GSK Trademark(s) other than GSK House Marks as part of a domain name.

II.  CONSIDERATION

As partial consideration for the License granted to GSK in this Agreement, GSK shall pay to VALEANT the following amounts by wire transfer in immediately available funds to an account designated by VALEANT:

2.1           License Fee.  Subject to Section 2.4 with respect to payment of taxes, in addition to (and not in lieu of) royalty and milestone payments due under this Agreement, GSK will make a one time payment in an aggregate amount of one-hundred twenty-five million United States dollars (US $125,000,000) to VALEANT representing a license fee within five (5) business days after receipt of an invoice therefore from VALEANT as provided in Section 2.3.6, which invoice shall not be sent by VALEANT to GSK prior to the Effective Date.

2.2           Milestone Payments.  Subject to Section 2.3.5(a)(ii) with respect to crediting payments made by GSK during the Pre-Launch Period and Section 2.4 with respect to payment of taxes, in addition to (and not in lieu of) the license fee set forth in Section 2.1 and the royalty payments set forth in Section 2.3, GSK will pay to VALEANT each of the following milestone payments for achievement of the corresponding milestone event no later than fifteen (15) business days following the receipt of an invoice therefore from VALEANT as provided in

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Section 2.3.6.  GSK shall notify VALEANT in writing promptly, but in no event later than fifteen (15) business days with respect to Sections 2.2.1, 2.2.2 and 2.2.3, and in no event later than thirty (30) business days with respect to Section 2.2.4, in each case, after the achievement of any of the following milestone events, and no invoice for payment of a milestone shall be sent by VALEANT to GSK as provided herein prior to VALEANT’s reasonable determination that the corresponding milestone event has been achieved.

2.2.1                      Milestones for Epilepsy Indications for the Product in the Territory:

(a)           Upon Launch of the first Product for refractory partial onset seizures in the United States, ***;

(b)           Upon Launch and receipt by GSK of reimbursement and pricing approval of the first Product for refractory partial onset seizures in a Major EU Country, ***;

(c)           Upon GSK’s receipt of Regulatory Approval in the United States for a second Product for any Epilepsy Indication, ***;

(d)           Upon GSK’s receipt of the first Regulatory Approval in the United States for the first Product indicated for primary generalized tonic clonic seizures, ***; and

(e)           Upon GSK’s receipt of Regulatory Approval for Product in the United States for any monotherapy indication for any Epilepsy Indication, ***.

For clarity, each milestone payment identified in this Section 2.2.1 will be due only for the first Product for an Epilepsy Indication that achieves the applicable milestone event that corresponds to such milestone payment, regardless of how many times the milestone event is achieved by any Product, and no milestone payment will be paid for a Product  that does not achieve the corresponding milestone event.  Further, in the event that the milestone payment in Section 2.2.1(a) is paid by GSK for achievement of the corresponding milestone event by a Modified Release Product, VALEANT shall not be entitled to receive, and GSK shall not be obligated to pay, the milestone in set forth in Section 2.2.1(c) upon the achievement of the corresponding milestone event by Product.

2.2.2                      Milestones for Non-Epilepsy Indications for the Product in the Territory:

(a)           Upon Positive Proof of Concept of a Product for a Non-Epilepsy Indication, ***;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b)           Upon the first administration or first dosing in the first Phase III Clinical Study for Product in the Territory for a Non-Epilepsy Indication, ***;

(c)           Upon Acceptance of First Filing of an MAA for the first Product for a Non-Epilepsy Indication in the United States or European Union, whichever occurs first, ***; and

(d)           Upon the first to occur of:  (i) Launch of the first Product for a Non-Epilepsy Indication in the United States or (ii) Launch and receipt by GSK of pricing and reimbursement approval of the first Product for a Non-Epilepsy Indication in a Major EU Country, ***.

For clarity, each milestone payment identified in this Section 2.2.2 will be paid with respect to the achievement of each such milestone by a Product for not more than three (3) Non-Epilepsy Indications, provided that such Product has achieved the applicable milestone event that corresponds to such milestone, and provided further that, each Non-Epilepsy Indication is different and distinct from the other, as determined by the Joint Steering Committee, and the Joint Steering Committee, upon approval of a Development Plan that includes such Non-Epilepsy Indication, has reasonably determined that ***; provided, however, that if the Joint Steering Committee is unable to determine *** and the Senior Executives are unable to resolve such matter within thirty (30) days after the date of an Escalation Notice pertaining to such matter, notwithstanding anything to the contrary in Section 3.1.7(a) or (b), the Parties shall refer such matter to a Third Party expert reasonably acceptable to VALEANT and GSK, the costs related to such referral shall be borne equally by the Parties, and the determination of such expert shall be final and binding upon both Parties, and provided, further, that the Major Additional Indication ***.  No milestone payment will be paid for Product that does not achieve the corresponding milestone event.  Further:

(i)           the term “Positive Proof of Concept”, as used in Section 2.2.2(a) above, means achievement of positive results (including, for example, in a Phase II Clinical Study), as determined by the Joint Steering Committee, that support the efficacy of Product for a Non-Epilepsy Indication and notwithstanding the foregoing, a Product for a Non-Epilepsy Indication will be deemed to have achieved the milestone event in Section 2.2.2(a) upon the enrollment of the first patient in a Phase III Clinical Study for Product for such Non-Epilepsy Indication;

(ii)           after the Effective Date, the Joint Steering Committee will reasonably determine whether the study design for the *** is appropriate to yield results that if positive would

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

constitute Positive Proof of Concept for a ***, and if not, what additional study would be appropriate to yield such results that would constitute such Positive Proof of Concept; provided that, in the event that the Joint Steering Committee is unable to determine whether the design of the ***, if yielding positive results, is appropriate to determine a Positive Proof of Concept and the Senior Executives are unable to resolve such matter within thirty (30) days after the date of an Escalation Notice pertaining to such matter, notwithstanding anything to the contrary in Section 3.1.7(a) or (b), the Parties shall refer such matter to a Third Party expert reasonably acceptable to VALEANT and GSK, the costs related to such referral shall be borne equally by the Parties, and the determination of such expert shall be final and binding upon both Parties.  For clarity, a determination regarding whether such *** has achieved positive results to constitute Positive Proof of Concept would be determined in accordance with clause (i) above;

(iii)           the term “Acceptance of the First Filing of an MAA”, as used in Section 2.2.2(c), means the date of GSK’s receipt of written notice of acceptance from the FDA in the United States, or other relevant Regulatory Authority outside of the United States, of the first MAA for substantive review.  Validation of an MAA by the EMEA shall be deemed to constitute acceptance of the first MAA for substantive review in the European Union; and

(iv)           the term “Major Additional Indication” means ***.

2.2.3                      Milestones for the first Additional Product in the Field and in the Territory:

(a)           Upon filing the first IND for the first Additional Product in the Field and in the Territory, ***;

(b)           Upon the first administration or dosing of the first subject in the first Phase II Clinical Study for the first Additional Product in the Field and in the Territory, ***;

(c)           Upon the first administration or dosing of the first subject in the first Phase III Clinical Study for the first Additional Product in the Field and in the Territory, ***;

(d)           Upon Acceptance of the First Filing of an MAA for the first Additional Product in the Field and in the United States or the European Union, whichever occurs first, ***; and

(e)           Upon Launch of the first Additional Product in the Field in the United States, ***; and

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(f)           Upon Launch and receipt by GSK pricing and reimbursement approval of the first Additional Product in the Field in a Major EU Country, ***.

For clarity, each milestone payment identified in this Section 2.2.3 will be due only for the first Additional Product in the Field and in the Territory that achieves the applicable milestone event that corresponds to such milestone payment, regardless of how many times the milestone event is achieved by an Additional Product, and no milestone payment will be paid for an Additional Product that does not achieve the corresponding milestone event.  Further, the term “Acceptance of the First Filing of an MAA”, as used in Section 2.2.3(d), means the date of GSK’s receipt of written notice of acceptance from the FDA in the United States, or other relevant Regulatory Authority outside of the United States, of the first MAA for substantive review.  Validation of an MAA by the EMEA shall be deemed to constitute acceptance of the first MAA for substantive review in the European Union.

2.2.4                      Sales Milestones:

(a)           Upon the first achievement in four consecutive Quarters of ***, ***;

(b)           Upon the first achievement in four consecutive Quarters of ***, ***; and

(c)           Upon the first achievement in four consecutive Quarters of ***, ***.

For clarity, the milestone payments identified in this Section 2.2.4 will be payable only one time each, regardless of how many times the milestone event is achieved by any Product, and no milestone payment will be paid in the event that the corresponding milestone event is not achieved.  Further, the milestone payments identified in this Section 2.2.4 will not be payable for any Additional Products that achieve the corresponding milestone event.

2.3           Net Profit Share and Royalties.  Subject to Section 2.4, in addition to (and not in lieu of) the license fee set forth in Section 2.1 and the milestone payments set forth in Section 2.2, GSK shall pay to VALEANT the following:

2.3.1                 Net Profit Share in the Collaboration Territory.  As partial consideration of the licenses granted to GSK hereunder, and as consideration for the license to Valeant Know-How granted to GSK hereunder, GSK shall pay to VALEANT amounts equal to the applicable percentages of aggregate Net Profits of Product sold in the Collaboration Territory, determined on a country-by-country and Product-by-Product basis, as described in

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Section 2.3.1(a) and (b) below, commencing on the date of Launch of a Product in a country until ***:

(a)           for sales of the Immediate Release Formulation in the Collaboration Territory, *** of Net Profits in each country in the Collaboration Territory for such Immediate Release Formulation;

(b)           for sales of Modified Release Product in the Collaboration Territory, (i) *** of Net Profits in each country in the Collaboration Territory of Modified Release Product in the *** immediately following the Launch of the Modified Release Product, and (ii) *** of the Net Profits in each country in the Collaboration Territory of Modified Release Product thereafter; provided, however, that *** set forth in the foregoing clauses (i) and (ii) results in an *** in the amounts paid under this Section 2.3(b) by GSK to VALEANT for the first full year such *** is in effect as compared to the immediately preceding year, then GSK shall instead ***, and to the extent such ***, GSK shall be entitled to ***; and further provided that (x) if the aggregate Net Sales of the Modified Release Product in the Collaboration Territory reaches *** in a calendar year, GSK will pay to VALEANT *** and (y) if the aggregate Net Sales of the Modified Release Product in the Collaboration Territory reach *** in a calendar year, GSK will pay to VALEANT ***; and

(c)           with respect to Sections 2.3.1(a) and (b) above, any net loss or negative Net Profit with respect to the Immediate Release Product or Modified Release Product in any Quarter will be credited and carried over to any subsequent Quarter by GSK.

Following the expiration of GSK’s obligation to share Net Profits with VALEANT in a country in the Collaboration Territory for a Product as provided in this Section 2.3.1, GSK shall have a perpetual, exclusive, fully paid-up right under the Valeant Intellectual Property, Program Improvements and Agreement Patents in such country to make, use, sell, offer for sale and import such Product in such country.

2.3.2                      Royalties on Products in the GSK Territory and Additional Products in the Territory.  As partial consideration of the licenses granted to GSK hereunder, and as consideration for the license to Valeant Know-How granted to GSK hereunder, GSK shall pay to

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

VALEANT amounts equal to the applicable percentages of aggregate Net Sales of Products sold in the GSK Territory and Additional Products sold in the Territory as described below, determined on a Product-by-Product (or, as applicable, Additional-Product-by-Additional-Product) and country-by-country basis as follows:

(a)           ***;

(i)           for sales of Product in countries in the GSK Territory in which a royalty is owed as provided in clause (a) above, *** of the *** in aggregate Net Sales of Product in such countries in a calendar year and *** of all aggregate Net Sales of Product in such countries in a calendar year in excess of ***; and

(ii)           for sales of Additional Product in countries in the Territory in which a royalty is owed as proved in clause (a) above, *** of the first *** in aggregate Net Sales in such countries in a calendar year of Additional Product, and *** of aggregate Net Sales in such countries in a calendar year of Additional Product greater than *** and up to ***, and *** of aggregate Net Sales of Additional Product in excess of ***;

provided, however, that if the *** of GSK’s *** for Product (or, as applicable, Additional Product) and the applicable royalty rate as set forth in clause (a) above is ever *** of aggregate Net Sales in a country in the Territory in any given calendar year, GSK may, for such calendar year, immediately decrease the royalty rates set forth in clause (a) above for Product (or, if applicable, Additional Product) in such country by *** that the *** of GSK’s *** for Product (or, as applicable, Additional Product) and the applicable royalty rate as set forth clause (a) above is *** of aggregate Net Sales in such calendar year, provided, however, in no event will the royalty payable to VALEANT as set forth in clause (a) above be *** as a result of such adjustment.

(b)           On a Product-by-Product (or, as applicable, Additional-Product-by-Additional-Product) and country-by-country basis, beginning on the date that the royalties set forth in Section 2.3.2(a) cease to be applicable to Net Sales of a Product (or, as applicable, an

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Additional Product) in a country pursuant to Section 2.3.2(a), GSK will pay to VALEANT royalties at a reduced rate equal to *** of the rate which would have been applicable in any calendar year under Section 2.3.2(a) to Net Sales of such Product or Additional Product in such country until *** after the date the royalties set forth in Section 2.3.2(a) cease to be applicable to Net Sales of such Product (or, as applicable, such Additional Product) in such country;

provided, however, that if the *** of GSK’s *** for Product (or, as applicable, Additional Product) and the applicable royalty rate as set forth in Section 2.3.2(b) is ever *** of aggregate Net Sales in a country in the Territory in any given calendar year, GSK may, for such calendar year, immediately decrease the royalty rates set forth in Section 2.3.2(b) for Product (or, if applicable, Additional Product) in such country by *** that the *** of GSK’s *** for Product (or, as applicable, Additional Product) and the applicable royalty rate as set forth in Section 2.3.2(b) is *** of aggregate Net Sales in such calendar year, provided, however, in no event will the royalty payable to VALEANT as provided in Section 2.3.2(b) be *** as a result of such adjustment.

(c)           Following the expiration of GSK’s obligation to pay royalties as provided in this Section 2.3.2, GSK shall have a perpetual, exclusive, fully paid-up right under the Valeant Intellectual Property and Program Improvements in such country to make, use, sell, offer for sale and import such Product in such country.

2.3.3                      For purposes of this Section 2.3, a Valid Claim of a Valeant Patent or Agreement Patent covers a Product (or, as applicable, an Additional Product) if such Valid Claim would be infringed by the composition of matter or method of use of such Product (or, as applicable, an Additional Product) in such country where such Product (or, as applicable, an Additional Product) is sold but for the License.

2.3.4                      Meda.  As between the Parties hereto,

(a)           Except as otherwise provided in Section 2.3.4(c) below, VALEANT will be solely responsible for payment of (i) any and all royalties and other payments (including milestone payments), if any, due pursuant to the terms of the MEDA Agreement for any sales of Products in the GSK Territory, and (ii) any and all royalties and other payments (including milestone payments) owed pursuant to any amendment of the MEDA Agreement, whether or not such royalties or other payments relate in whole or in part to Product in the Collaboration Territory, that are in addition to or greater than royalties and payments owed with respect to Product under the MEDA Agreement that is in effect as of the Execution Date.  For clarity, VALEANT shall not include any payments owed under the MEDA Agreement as described in this Section 2.3.4(a) in the Operating Expenses set forth on Exhibit A hereto;

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(b)           VALEANT will be solely responsible for payment of any and all royalties, if any, due under the MEDA Agreement for any sales of Product in the Collaboration Territory; provided, however, that VALEANT shall be entitled to include any such payments owed under the MEDA Agreement as described in this Section 2.3.4(b) in the Operating Expenses set forth on Exhibit A hereto; and

(c)           VALEANT shall be solely responsible for paying all milestone payments that become payable pursuant to Sections 3.2.2(e) and (f) of the MEDA Agreement, provided, however, that VALEANT shall be permitted to include *** of each such milestone payment, but only to the extent that such milestone payment has actually been paid by VALEANT pursuant to the MEDA Agreement, in the Operating Expenses as provided in Section 2.3.4(b) above.  For clarity, the total amount of all milestone payments incurred and paid by VALEANT under the MEDA Agreement that are permitted to be included in Operating Expenses by VALEANT pursuant to this Section 2.3.4(c) shall not be more than ***.

2.3.5                      Net Profit/Royalty Payment and Reports; Operating Expenses.

(a)           For Product in the Collaboration Territory During the Pre-Launch Period:

(i)           During the period beginning on the Effective Date and continuing until the first Launch of the Product in the Collaboration Territory (such period, the “Pre-Launch Period”), both Parties shall, not later than thirty (30) business days after the end of each Quarter, provide to the other Party a written report setting forth in reasonable detail the reporting Party’s expenditures in accordance with Section 3.2.4 on research and development and pre-commercialization activities for the Product in the Collaboration Territory incurred in accordance with a Development Plan and Marketing Plan, respectively, and as directed by the Joint Steering Committee.  Subject to the terms of Section 2.3.5(a)(ii) below, to the extent based upon such reports one Party shall have expended lesser amounts on such research and development and pre-commercialization activities during the immediately preceding Quarter period than the other Party, such Party having expended more than the other Party shall submit an invoice to the other Party, as provided in Section 2.3.6, for payment of the full amount of funds (in United States dollars) necessary to equalize both Parties’ share of such research and development costs and the cost of pre-commercialization activities for such immediately preceding Quarter period and all uncontested amounts set forth in the invoice shall be paid by the other Party not later than thirty (30) business days after receipt of the invoice therefore.

(ii)           At such time that the Parties’ Quarterly reports pursuant to Section 2.3.5(a)(i) indicate that the Parties’ combined cumulative aggregate expenditures in accordance with Section 3.2.4 on research and development and pre-commercialization activities for the Product in the Collaboration Territory during the Pre-Launch Period has exceeded ***, GSK shall thereafter and for the remainder of the Pre-Launch Period be solely responsible for paying any further expenditures on

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

research and development and pre-commercialization activities for the Product in the Collaboration Territory during the Pre-Launch Period that are incurred in accordance with a Development Plan and Marketing Plan, respectively, and as directed by the Joint Steering Committee; provided, however, that GSK shall be entitled to credit fifty percent (50%) of all amounts paid by GSK as provided in this Section 2.3.5(a)(ii) against any payments it may owe to VALEANT under this Agreement, including, without limitation, any milestone payments pursuant to Section 2.2 and any royalties payments owed to VALEANT pursuant to Section 2.3.

(iii)           The Parties shall cause all invoices to be prepared and presented and amounts payable pursuant to this Section 2.3.5 with respect to Quarters ending on or before the effective date of the termination by GSK pursuant to Section 11.3.1(c) to be prepared, calculated and paid to the other Party, regardless of whether any invoice or payment required thereunder is due after the effective date of the termination by GSK.  Not later than 10 business days after the effective date of the termination by GSK pursuant to Section 11.3.1(c), each Party shall deliver to the other Party a written report setting forth in reasonable detail such Party's expenditures on research and development and pre-commercialization activities for the Product incurred in the Quarter in which the termination became effective.  To the extent based on such report, VALEANT has expended during the portion of the Quarter in which the termination pursuant to Section 11.3.1(c) became effective an amount less than the amounted expended by GSK during such period, GSK shall submit an invoice to VALEANT in an amount (in United States dollars) equal to fifty percent (50%) of such shortfall.  To the extent based on such report, VALEANT has expended during the portion of the Quarter in which the termination pursuant to Section 11.3.1(c) became effective an amount greater than the amount expended by GSK during such period, VALEANT shall submit an invoice to GSK in an amount (in United States dollars) equal to fifty percent (50%) of such excess.  All invoices presented pursuant to this Section 2.3.5(a)(iii) shall be paid within thirty (30) business days of presentation.

(b)           For Product in the Collaboration Territory Following the Pre-Launch Period:

(i)           Each Party shall, not later than thirty (30) business days after the end of each Quarter, provide to the other Party a written report setting forth in reasonable detail its Operating Expenses in the Collaboration Territory, incurred in accordance with the Development Plan and Marketing Plan and as directed by the Joint Steering Committee, for the immediately preceding Quarter.  Within forty-five (45) business days after the end of each Quarter (or if VALEANT has not provided its written report of Operating Expenses to GSK in accordance with the immediately preceding sentence, fifteen (15) business days after GSK has received such report from VALEANT), GSK shall provide to VALEANT its calculation of the Net Sales and Net Profits for Product in the Collaboration Territory in such immediately preceding Quarter, and a calculation of each Party’s share of Net Profits for Product in the Collaboration Territory for such immediately preceding Quarter.  Such calculation by GSK will include a reconciliation to (A) equalize the Operating Expenses of the Parties for such Quarter, (B) carry over or credit any net loss or negative Net Profit in accordance with Section 2.3.1(c), (C) credit GSK for any research, development and pre-commercialization payments made by

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

GSK during the Pre-Launch Period in accordance with Section 2.3.5(a)(ii), (D) withhold taxes as required by Section 2.4, and (E) credit GSK for *** of any payments to Third Parties under license agreements entered into by GSK pursuant to Section 7.2.  After receipt of GSK’s Quarterly report as provided in this Section 2.3.5(b)(i), VALEANT shall submit an invoice to GSK, as provided in Section 2.3.6, for payment of VALEANT’s share of Net Profits, if any, and all uncontested amounts set forth in such invoice shall be paid by GSK not later than fifteen (15) business days after receipt of the invoice therefore.

(ii)           VALEANT shall, not later than thirty (30) business days after the end of each Quarter, provide to GSK a written report in reasonable detail regarding any operating expenses of the type set forth on Exhibit A, if any, incurred by it outside of the Collaboration Territory in accordance with the Marketing Plan and as directed by the Joint Steering Committee, and submit an invoice to GSK for such amounts in accordance with Section 2.3.6.  GSK shall, not later than fifteen (15) business days after receipt of such invoice from VALEANT pay all uncontested amounts set forth in such invoice.

(iii)           The Parties acknowledge and agree that any operating expenses of the type set forth on Exhibit A incurred by a Party that are not exclusively related to the GSK Territory or the Collaboration Territory shall be allocated *** to Operating Expenses in the Collaboration Territory and *** to the GSK Territory.  All Operating Expenses exclusively related to the Collaboration Territory shall be allocated to the Collaboration Territory.  All operating expenses of the type set forth on Exhibit A exclusively related to the GSK Territory shall be allocated to the GSK Territory.

(c)           For Product in the GSK Territory and Additional Product in the Territory:  Within thirty (30) business days after the end of each Quarter, GSK shall provide to VALEANT a written report setting forth Net Sales for Product in the GSK Territory and Net Sales for Additional Product in the Territory in the immediately preceding Quarter.  Such report shall set forth a calculation of royalties owed by GSK to VALEANT pursuant to Section 2.3.2 which includes a reconciliation to (A) credit GSK for any research, development and pre-commercialization payments made by GSK during the Pre-Launch Period in accordance with Section 2.3.5(a)(ii), (B) withhold taxes as required by Section 2.4, and (C) credit GSK for *** of payments to Third Parties under license agreements entered into by GSK pursuant to Section 7.2.   After receipt of GSK’s Quarterly report as provided in this Section 2.3.5(c), VALEANT shall submit an invoice to GSK, as provided in Section 2.3.6, for payment of royalties owed to VALEANT for such Quarter, if any, and all uncontested amounts set forth in such invoice shall be paid by GSK not later than fifteen (15) business days after receipt of the invoice therefore.

2.3.6                      All payments made by a Party to another Party under this Agreement shall be made by bank wire transfer in immediately available funds to an account designated in an invoice from the Party to which such payments are due, which invoice should include bank details, the contact name for any issue resolution and be marked for the attention of the Alliance Manager of the Party to whom such payment is due.  All amounts owed by GSK to VALEANT

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hereunder shall be paid by an entity resident in the United Kingdom from a bank account located in the United Kingdom.

2.3.7                      Foreign Exchange.  With respect to sales of the Product and Additional Product invoiced in United States dollars, the Net Sales and the amounts due hereunder will be expressed in United States dollars.  With respect to sales of the Product and Additional Product invoiced in a currency other than United States dollars, the Net Sales and amounts due hereunder will be reported in United States dollars, calculated using the average exchange rates as calculated and utilized by GSK’s group reporting system and published accounts.  As of the Effective Date, the method utilized by GSK’s group reporting system and published accounts uses spot exchange rates sourced from Reuters/Bloomberg and, if the method used by GSK's group reporting system and published accounts is changed during the Term, GSK will notify VALEANT in writing of the revised method prior to GSK applying such method to exchange rate calculations to be made with respect to Net Sales and amounts under this Agreement.

2.3.8                      GSK Records.  GSK will keep, and will require any Affiliates and sublicensees selling Product to keep, for three (3) years from the date of each payment of royalties, complete and accurate records of Net Profits of Product in the Collaboration Territory and Net Sales of Product in the GSK Territory and Additional Product in the Territory in sufficient detail to allow the royalties to be determined accurately.  VALEANT will have the right for a period of three (3) years after receiving any Payment Report to appoint an independent certified public accountant reasonably acceptable to GSK (the “Valeant Auditor”) to inspect those books or records of GSK that relate to Net Profits, Net Sales and Operating Expenses.  Upon not less than thirty (30) days’ prior written notice from VALEANT, GSK will make such books or records and the records of its Affiliates available (including any Net Profits or Net Sales reports received from its sublicensees selling Products) for inspection by such Valeant Auditor during regular business hours at such place or places where such records are customarily kept, to verify the accuracy of the reports and payments.  The Valeant Auditor will disclose to VALEANT only the amount and accuracy of payments reported and actually paid or otherwise payable under this Agreement.  The Valeant Auditor will send a copy of the report to GSK at the same time it is sent to VALEANT.  Such inspections may be made no more than once every twelve (12) months and during normal business hours.  Such records for any particular calendar Quarter shall be subject to no more than one inspection.  The Valeant Auditor shall be obligated to execute a reasonable confidentiality agreement prior to commencing any such inspection.  VALEANT will bear all costs and expenses associated with an audit conducted pursuant to this Section 2.3.8, provided, however, that if the designated auditor discovers an underpayment of *** or more for any period covered by the inspection between the payments GSK has made under this Agreement and the payments actually owed to VALEANT under this Agreement, then GSK will bear all costs and expenses associated with such audit and, for the avoidance of doubt, such underpayment shall be considered a late payment subject to interest pursuant to the terms of Section 14.13.

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2.3.9                      VALEANT Records.  VALEANT will keep, and will require any Affiliates and sublicensees to keep, for three (3) years from the Quarter to which they pertain, complete and accurate records of Operating Expenses and amounts spent on research and development costs incurred pursuant to this Agreement in sufficient detail to allow the Net Profits to be determined accurately.  GSK will have the right during such three (3) year period to appoint an independent certified public accountant reasonably acceptable to VALEANT (the “GSK Auditor”) to inspect those books or records of VALEANT that relate to Operating Expenses and research and development costs.  Upon not less than thirty (30) days’ prior written notice, VALEANT shall permit such GSK Auditor to inspect those books or records of VALEANT that relate to its Operating Expenses for the sole purpose of verifying the amounts payable hereunder.  The GSK Auditor will disclose to GSK only the amount and accuracy of payments reported and actually paid or otherwise payable under this Agreement.  The GSK Auditor will send a copy of the report to VALEANT at the same time it is sent to GSK.  Such inspections may be made no more than once every twelve (12) months and during normal business hours.  Such records for any particular Quarter shall be subject to no more than one inspection.  The GSK Auditor shall be obligated to execute a reasonable confidentiality agreement prior to commencing any such inspection.  Inspections conducted under this Section 2.3.9 shall be at the expense of GSK, unless a variation or error producing an overpayment by GSK in amounts payable exceeding *** of the amount paid for a period covered by the inspection is established, in which case all reasonable costs relating to the inspection for such period and any amounts overpaid by GSK that are discovered shall be paid by VALEANT, together with interest on such overpaid amounts at the rate set forth in Section 14.13.  GSK agrees to treat all information learned in the course of any audit or inspection as Confidential Information of VALEANT.

2.4           Taxes.

2.4.1                      GSK will make all payments to VALEANT under this Agreement without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by Law in effect at the time of payment.

2.4.2                      Any tax required to be withheld on amounts payable under this Agreement will promptly be paid by GSK on behalf of VALEANT to the appropriate governmental authority, and GSK will furnish VALEANT with proof of payment of such tax.  Any such tax required to be withheld will be an expense of and borne by VALEANT.

2.4.3                      GSK and VALEANT will cooperate with respect to all documentation required by any taxing authority or reasonably requested by GSK or VALEANT to secure a reduction in the rate of applicable withholding taxes.

2.4.4                      If GSK had a duty to withhold taxes in connection with any payment it made to VALEANT under this Agreement but GSK failed to withhold, and such taxes were

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assessed against and paid by GSK, then GSK will furnish VALEANT with proof of payment of such taxes (including any interest) and VALEANT will reimburse GSK for such amount.

III.  JOINT STEERING COMMITTEE, PRODUCT DEVELOPMENT,
TRADEMARKS, REGULATORY ACTIVITIES AND COMMERCIALIZATION

3.1           Joint Steering Committee.

3.1.1                      Formation.  Within thirty (30) days following the Effective Date, VALEANT and GSK shall establish a joint steering committee (the “Joint Steering Committee”) to oversee, review and coordinate the activities of the Parties under this Agreement.

3.1.2                      Membership.  The Joint Steering Committee will be composed of six (6) representatives: three (3) representatives nominated by VALEANT and three (3) representatives nominated by GSK, provided that each such representative will be an employee of the respective Party or an Affiliate of such Party with significant experience and responsibility for oversight of the Product (or as applicable, an Additional Product).  Each Party may also have its Alliance Manager attend Joint Steering Committee meetings as non-voting participants.  GSK and Valeant will each be entitled to replace its representatives on the Joint Steering Committee in its sole discretion at any time during the Term with representatives of similar experience and responsibility.  The Joint Steering Committee shall chaired by a GSK representative.  With the consent of the other Parties (such consent not to be unreasonably withheld), other employees or consultants of GSK or VALEANT or their respective Affiliates may attend Joint Steering Committee meetings to present information or participate in discussions on an ad hoc basis as non-voting participants or observers.  The Parties shall cause their respective members on the Joint Steering Committee to act in good faith in carrying out their activities on the Joint Steering Committee.

3.1.3                      Duties of the Joint Steering Committee.  The Joint Steering Committee will:

(a)           Review and approve on an annual basis the Development Plans and amendments and updates to the Development Plans;

(b)           Oversee the implementation of the Development Plans by the Parties;

(c)           Oversee the preparation and filing of MAAs and the maintenance of Regulatory Approvals for Product and Additional Product in the United States and the European Union;

(d)           Oversee the commercialization of Products and Additional Products in the Field and in the Territory during the Term, including (i) review and approval of the Marketing Strategy and the Marketing Plan for the Collaboration Territory, (ii) review of the

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Marketing Strategy and the Marketing Plan for the GSK Territory and (iii) review of the Marketing Strategy and the Marketing Plan with respect to Additional Products for the Territory;

(e)           Provide a forum for the Parties to exchange information and coordinate their respective activities as set forth in this Agreement with respect to matters pertaining to the development, manufacture, commercialization and distribution of the Products (and, as applicable, Additional Products) in the Field and in the Territory, and matters pertaining to Regulatory Approvals for the Product (and, as applicable, Additional Products) in the Territory (including, without limitation, matters relating to the preparation and filing of any MAA in the Territory); and

(f)           Perform such other duties as are specifically agreed to by the Parties.

3.1.4                      Subcommittees.  From time to time, the Joint Steering Committee may establish subcommittees to oversee particular projects or activities within the scope of authority of the Joint Steering Committee, as it deems necessary or advisable (each, a “Subcommittee”).  Each Subcommittee shall consist of such number of representatives of each Party as the Joint Steering determines is appropriate from time to time.  Each Subcommittee shall meet with such frequency as the Joint Steering Committee shall determine.  Each Subcommittee shall operate by unanimous vote in all decisions, with each Party having one (1) vote and with at least one (1) representative from each Party participating in such vote. If, with respect to a matter that is subject to a Subcommittee’s decision-making authority, the Subcommittee cannot reach unanimity, except with respect to the Joint Patent Subcommittee, the matter shall be immediately referred to the Joint Steering Committee, which shall resolve such matter in accordance with Section 3.1.7.

3.1.5                      Joint Patent Subcommittee.  Promptly after the first Joint Steering Committee meeting the Parties will form a Joint Patent Subcommittee to oversee the patent issues. The Joint Patent Subcommittee will be composed two (2) representatives (or such other number of representatives as the Parties may agree) from each of the Parties. The Joint Patent Subcommittee will serve as the forum to review and discuss and receive, in the first instance, all matters relating to Patents and Know How relating to VALEANT Intellectual Property, Program Improvements and Agreement Patents, shall select patent counsel to file and prosecute patent applications relating to VALEANT Intellectual Property and Program Improvements, and will promptly report all discussions and decisions to the Joint Steering Committee.  The Joint Patent Subcommittee shall operate by unanimous vote in all decisions, with each Party having one (1) vote and with at least one (1) representative from each Party participating in such vote. If the Joint Patent Subcommittee is unable to agree on any matter considered by the Joint Patent Subcommittee within ten (10) days after first considering such matter, notwithstanding anything to the contrary in Section 3.1.4, such matter shall not be referred to the Joint Steering Committee but rather the Joint Patent Subcommittee shall refer such matter to the Chief Patent Counsel of GSK and the Chief Patent Counsel of VALEANT or their respective designees.  If the Chief Patent Counsel of GSK and the Chief Patent Counsel of VALEANT or their designees (the

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“Senior Patent Executives”) cannot agree on a resolution of the matter within ten (10) days after being referred such matter, the matter shall be referred shall be referred to an independent patent attorney reasonably acceptable to both Parties, the costs related to such referral shall be borne equally by the Parties, and the determination of such expert shall be final and binding upon the Parties; provided, however, that any disputes relating to applications for patent term restoration or supplemental protection certificates in any country and listing of patents (e.g., Orange Book) in the United States that are not settled by the Senior Patent Executives shall not be referred to an independent patent attorney as provided herein, but shall instead be referred to the Senior Executives for resolution.  If, after referral to the Senior Executives, notwithstanding anything to the contrary in Section 3.1.7(a), the matter has not been resolved, the Senior Executive of GSK shall make the final decision (which decision shall be binding on the Parties).

3.1.6                      Committee Meetings.  The Joint Steering Committee shall meet at least once per Quarter, or more or less often as otherwise agreed to by the Parties.  Joint Steering Committee meetings may be conducted by telephone, video-conference or in person as agreed to by the Parties.  Unless otherwise agreed by the Parties, all in-person meetings for each Committee shall be held on an alternating basis between VALEANT’s facilities and GSK’s facilities.  Each Party shall bear its own personnel and travel costs and expenses relating to Joint Steering Committee, Subcommittee, or Joint Patent Subcommittee meetings, and such expenses shall not be included in Operating Expenses.

3.1.7                      Decision-Making.  Decisions of the Joint Steering Committee shall be made by unanimous vote, with each Party having (1) vote and with at least one (1) representative from each Party participating in any vote.  In the event that the Joint Steering Committee fails to reach unanimous agreement with respect to a particular matter within its authority within thirty (30) days of the date such matter was first presented to the Joint Steering Committee, then either Party may, by written notice to the other Party (an “Escalation Notice”), have such matter referred to the senior management (the “Senior Executives”) of VALEANT and GSK as follows for resolution:  (i) to the chief executive officer of VALEANT or his/her designee and the Chairman of Research and Development at GSK or his/her designee for issues involving the development of Product (and, as applicable, Additional Product), patent issues relating to the Product (and, as applicable, Additional Product), and/or any issues pertaining to Regulatory Approvals and MAAs for the Product (and, as applicable, Additional Products) in the Territory (including, without limitation, matters relating to the preparation and filing of any MAA in the Territory); and (ii) to the chief executive officer of VALEANT or his/her designee and the president of pharmaceuticals for North America at GSK or his/her designee for all issues other than those relating to development of or matters pertaining to Regulatory Approvals for the Product.  The Parties’ respective Senior Executives shall meet promptly and negotiate in good faith to resolve such matter.  Notwithstanding the foregoing, if following the Review Period the Joint Steering Committee fails to reach unanimous agreement with respect to a matter involving the selling, marketing, promotion and/or commercialization of Product in the United States and GSK reasonably believes that it is in the best interests of the Product that such matters be resolved expeditiously, GSK, through the Senior Vice President having direct responsibility over the commercialization of Product in the United States, shall consult with the Chief Executive

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Officer of VALEANT to promptly resolve such matter, provided, however, if such matter is not resolved by the Senior Executives in three (3) business days, the final determination with respect to the matter shall be made by the Senior Vice President having direct responsibility over the commercialization of Product in the United States.

(a)           Impasse Prior to the Expiration of the Review Period.  Except as set forth in Section 2.2.2 and this Section 3.1.7(a), if, during the period prior to the expiration of the Review Period, despite good faith efforts, the Senior Executives are unable to resolve such matter within thirty (30) days of the date of any Escalation Notice, then upon the written request of either Party, the Senior Executive of VALEANT may cast the deciding vote on such matter (which shall become the decision of the Joint Steering Committee); provided that VALEANT cannot make any deciding vote with respect to (i) entering into any binding agreements relating to the manufacture or commercialization of the Products or Additional Products in the Field and in the Territory; (ii) any material amendments to the Development Plans or Marketing Plans, including, without limitation, those that could reasonably be expected to have an adverse effect on the commercial profile or viability of the Product or Additional Product or would increase any research and development costs or commercialization costs; and (iii) any MAA to be filed in the United States or European Union prior to the Joint Steering Committee’s agreement as to the actions to be taken based on the results of the studies set forth in the ***, but rather in the case of the foregoing clauses (i), (ii) and (iii), GSK’s prior consent must be obtained; and provided further that, any disputes with respect to the design of the *** that are not resolved by the Joint Steering Committee will be resolved in accordance with the procedures set forth in Section 2.2.2(d)(ii), and any disputes relating to the *** that are not resolved by the Joint Steering Committee will be referred to the Chief Executive Office of Valeant and the Chairman of GSK having direct responsibility over research and development.  If any dispute relating to the *** is not resolved by the Chief Executive Office of VALEANT and the Chairman of GSK having direct responsibility over research and development, the matter shall be referred to *** whose written opinion on the matter shall be binding on the Parties.

(b)           Impasse After the Expiration of the Review Period.  Except as otherwise provided in Section 2.2.2, if, during the period after the expiration of the Review Period, despite good faith efforts, the Senior Executives are unable to resolve such matter within thirty (30) days of the date of any Escalation Notice, then GSK may cast the deciding vote on such matter (which shall become the decision of the Joint Steering Committee), provided that GSK cannot make any deciding vote with respect to (i) entering into any binding agreements relating to the manufacture of the Products or Additional Products in the Field and in the Territory that do not meet the criteria set forth in Section 1.3(iii); and (ii) any material amendments to the ***, including, without limitation, those that could reasonably be expected to have an adverse effect on the commercial profile or viability of the Product or Additional Product or would increase any research and development costs, but rather in the case of the foregoing clauses (i), (ii) and (iii), VALEANT’s prior consent must be obtained.

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(c)           Impasse on Safety Issues.  If, prior to expiration of the Review Period, despite good faith efforts, the Senior Executives are unable to resolve such matter within two (2) business days of the date of any Escalation Notice, the Party having the greatest concern or expressing the most conservative position regarding a Safety Issue relating to Product or Additional Product shall make the final decision.  If, after the expiration of the Review Period, despite good faith efforts, the Senior Executives are unable to resolve such matter within two (2) business days of the date of any Escalation Notice, the Party having the greatest concern or expressing the most conservative position regarding a Safety Issue relating to Product in the Collaboration Territory shall make the final decision.  If, after the expiration of the Review Period, despite good faith efforts, the Senior Executives are unable to resolve such matter within two (2) business days of the date of any Escalation Notice, GSK shall make the final decision regarding any Safety Issues relating to Product in the GSK Territory or Additional Product in the Territory.

3.1.8                      Alliance Managers.  Within thirty (30) days following the Effective Date, each Party shall appoint a representative (“Alliance Manager”) to facilitate communications between the Parties and to act as a liaison between the Parties with respect to such matters as the Parties may mutually agree in order to maximize the efficiency of the collaboration.  Each Alliance Manager shall be permitted to attend meetings of the JSC as a nonvoting observer, subject to the confidentiality provisions of Article X.  Each Party may replace its Alliance Manager with an alternative representative at any time with prior written notice to the other Party.

3.1.9                      Scope of Governance.  The Joint Steering Committee will not have the power to amend or modify this Agreement, and no decision of the Joint Steering Committee or any Party exercising a deciding vote as provided in Section 3.1.7 shall be in contravention of any terms and conditions of this Agreement.  It is understood and agreed that issues to be formally decided by the Joint Steering Committee, as applicable, are only those specific issues that are expressly provided in this Agreement to be decided by the Joint Steering Committee.

3.1.10                      Collaboration Teams.  The Joint Steering Committee intends to establish small collaborative project teams comprised of employees from GSK and Valeant, with appropriate expertise and experience, to handle discrete aspects of the development and commercialization of the Product.

3.2           Product Development.

3.2.1                      Development Plans.  An initial development plan for the *** and the 2008/09 Development Plan, both of which are attached to this Agreement as Schedule 3.2.1.  Within ninety (90) days following the Effective Date, the Joint Steering Committee shall review and finalize the details of a 5 Year Development Plan (the ***, 2008/09 Development Plan and 5 Year Development Plan are collectively referred to herein as the “Development Plans”).  The Joint Steering Committee shall review the Development Plans on an ongoing basis.

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3.2.2                      The Joint Steering Committee will oversee development of the Compound, Additional Compounds, Products and Additional Products in accordance with the Development Plans.   Subject to Sections 3.2.3 and 3.2.5, GSK shall use Commercially Reasonable Efforts to carry out all clinical development and other activities required to obtain Regulatory Approvals for the Products and Additional Products in the Field and in the Territory, with the conduct and manner of implementation of such activities determined in the reasonable discretion of GSK consistent with the Development Plan and as directed by the Joint Steering Committee.  Subject to Section 3.2.5, VALEANT shall use Commercially Reasonable Efforts to carry out all clinical development and other activities required to obtain Regulatory Approvals for the Product in the Field and in the Territory prior to the expiration of the Review Period and in the Collaboration Territory after expiration of the Review Period, in each case, in accordance with the then-current Development Plans and as directed by the Joint Steering Committee.  Subject to Sections 3.2.3 and 3.2.5, each Party shall conduct those activities allocated to such Party under the Development Plans in compliance in all material respects in accordance with good scientific and clinical practices, and Laws applicable in the country in which such activities are conducted.

3.2.3                      Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge and agree that GSK will have no obligation to develop VRX-698 or any other Additional Compounds and if, at any time during the Term, GSK, in its sole discretion, makes a final determination not to conduct any development activities with respect to any Additional Products in the Territory, GSK shall promptly notify VALEANT of such decision, GSK’s License with respect to the Additional Compounds and Additional Products shall terminate and VALEANT may elect to enter into good faith negotiations regarding a license agreement with GSK, pursuant to which VALEANT would obtain a license under Program Improvements and Agreement Patents, in each case, Controlled by GSK or its Affiliates to make, use, sell, offer for sale and import Additional Compounds and Additional Products in the Field and in the Territory.  If GSK has not initiated a Phase I Clinical Study with respect to such Additional Compounds and Additional Products, ***.  If the first dosing of a subject in a Phase II Clinical Study for an Additional Product has occurred as of the effective date of the license agreement, the ***.  If the first dosing of a subject in a Phase III Clinical Study for an Additional Product has occurred as of the effective date of the license agreement, the ***.  If VALEANT determines to license rights with respect to the Additional Product and Additional Compounds to a Third Party or enter into a collaboration or development agreement with a Third Party, VALEANT shall first notify GSK of the proposed terms of any such license or agreement.  If GSK notifies VALEANT within thirty (30) business days of receipt of such notice from VALEANT that it is willing to enter into a license or agreement with VALEANT on terms no less favorable than the terms offered by the Third Party, VALEANT shall enter into an agreement or license with GSK on such terms.

3.2.4                      Subject to Section 3.2.5, VALEANT and GSK will share equally the research and development costs incurred in accordance with the Development Plans with respect to Products for the Collaboration Territory, and GSK will be solely responsible for all research

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and development costs incurred in accordance with the Development Plans with respect to  Products in the Territory in the GSK Territory and with respect to Additional Products in the Territory.  The Parties acknowledge and agree that any research and development costs incurred by a Party in accordance with the Development Plans with respect to Products that are not exclusively related to the GSK Territory or the Collaboration Territory shall be allocated *** to the Collaboration Territory and *** to the GSK Territory, and paid by the Parties as set forth in this Section 3.2.4.

3.2.5                      In the event that one Party, in its sole discretion, determines that it does not want to participate financially in a part of a development program in the Collaboration Territory for a Product as set forth in the Development Plans, that Party shall provide prompt written notice of such determination and will thereafter not bear any share of the costs or expenses associated with such part of such development activities.  The Party not bearing such costs and expenses shall not be entitled to receive its share of the Net Profits for such Product as provided in Section 2.3.1(a) and (b), but rather such Party shall only be entitled to retain or receive a royalty on the Net Sales for such Product in the Collaboration Territory that is equal to the royalty on the Net Sales that such Party would be entitled to retain or receive in accordance with Section 2.3.2(a) in the event such Product was sold outside of the Collaboration Territory.  The Party so determining not to participate in such part of such development program may opt back in to such economic benefit prior to an MAA being filed for such Product in any country in the Collaboration Territory by paying to the other Party (i) *** of all of the costs and expenses incurred by the other Party in the conduct of such development program, (ii) an additional *** of such costs and expenses if the Party opts back in prior to the ***, an additional *** of such costs and expenses if the Party opts back in prior to the ***, or *** of such costs and expenses if the Party opts back in prior to ***, and (iii) interest on all amounts due as provided in the foregoing clauses (i) and (ii) from the date of its notice under this Section 3.2.5 calculated in accordance with the terms of Section 14.13.  For clarity, if a Party opts back in as provided herein, such Party will be entitled to receive its share of the Net Profits for such Product as provided in Section 2.3.1 (a) and (b).

3.3           Regulatory Activities.

3.3.1                      Prior to the Expiration of the Review Period.  Prior to the expiration of the Review Period, VALEANT (or its designated Affiliate) will continue to hold and maintain all Regulatory Approvals and other filings with Regulatory Authorities for the Products and Additional Products; provided, however, that VALEANT shall, as directed by the Joint Steering Committee, take all reasonable actions to make available to GSK the benefits of such Regulatory Approvals to the extent required by GSK in connection with its activities under this Agreement.  Further, prior to the expiration of the Review Period, VALEANT will be responsible for filing and obtaining MAAs with the Regulatory Authorities for the development, use and commercialization of Products and Additional Products in the Territory, as directed by the Joint

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Steering Committee and using Commercially Reasonable Efforts to seek such approvals.  All such activity shall be done in full consultation with the Joint Steering Committee.  All such filings will be in the name of VALEANT, except where otherwise required by applicable Law in any country within the Territory.  With respect to any Regulatory Approval maintained by VALEANT as provided herein or any MAA to be filed by VALEANT as provided herein, VALEANT shall provide GSK with:

(a)           reasonable advanced notice (and in no event less than twenty (20) days’ advance notice whenever feasible) of substantive meetings with the FDA, the EMEA or any other Regulatory Authority that are either scheduled with, or initiated by or under the authority of, VALEANT or its Affiliates relating to such Regulatory Approvals or MAAs;

(b)           an opportunity to have up to two (2) representatives attend and to actively participate in, all substantive meetings with the FDA, the EMEA or any other Regulatory Authority relating to such Regulatory Approvals and MAAs; and in any case, VALEANT shall keep the Joint Steering Committee informed as to all material interactions with Regulatory Authorities relating to such Regulatory Approvals and MAAs;

(c)           a copy of any material documents, information and correspondence submitted to the FDA or the EMEA or any other Regulatory Authority relating to such Regulatory Approvals as soon as reasonably practicable, together with English translations and summaries thereof, to the extent such translations and summaries exist; and

(d)           at least two (2) months prior to an anticipated filing of an MAA for a Product, a copy of such all documents and information intended to be included in such MAA for review and comment by GSK, which comments will be reasonably considered by VALEANT, and, with respect to the United States, all information reasonably requested by GSK to determine the listing of patents (i.e., in the Orange Book) for such Product in the United States.

3.3.2                      After the Expiration of the Review Period. Promptly following the expiration of the Review Period, VALEANT will transfer all such Regulatory Approvals and other filings with Regulatory Authorities to GSK and GSK shall have the sole responsibility, as directed by the Joint Steering Committee and using Commercially Reasonable Efforts, to hold and maintain all Regulatory Approvals and other filings with Regulatory Authorities for the Products and Additional Products in the Territory during the Term.  Further, after the expiration of the Review Period, GSK will be solely responsible for filing and obtaining MAAs from the Regulatory Authorities for development, use, and commercialization of each Product and Additional Products in the Territory as directed by the Joint Steering Committee and using Commercially Reasonable Efforts to seek such approvals.  All such activity shall be done in full consultation with the Joint Steering Committee, and GSK shall reasonably consider in good faith the comments of VALEANT.  All such filings will be in the name of GSK, except where otherwise required by applicable Law in any country within the Territory.  VALEANT will provide reasonable cooperation and assistance to GSK (and file appropriate paperwork for such

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transfer) in the event that GSK must respond to questions from Regulatory Authorities in the Territory concerning development activities conducted by or on behalf of VALEANT with the Compound, Product, Additional Compound or Additional Product.

3.3.3                      Associated Cost and Expenses.  The Parties will share equally the costs and expenses necessary to obtain any MAA and to maintain any Regulatory Approval for a Product in the Collaboration Territory pursuant to the terms of this Agreement. GSK will pay or cause the payment of all costs and expenses necessary to obtain such obtain any MAA and to maintain any Regulatory Approvals in all countries in the GSK Territory and for any Additional Products.

3.3.4                      Adverse Event Reporting.

(a)           Pharmacovigilance Agreement.  Within forty-five (45) days after the HSR Clearance Date, the Parties shall enter into a pharmacovigilance agreement on terms no less stringent than those required by ICH guidelines, including:  (i) providing detailed procedures regarding the maintenance of core safety information and the exchange of safety data relating to the Compound, Products, Additional Compounds and Additional Products in the Territory within appropriate timeframes and in an appropriate format to enable each Party to meet both expedited and periodic regulatory reporting requirements; and (ii) ensuring compliance with the reporting requirements of all applicable Regulatory Authorities on a worldwide basis for the reporting of safety data in accordance with standards stipulated in the ICH guidelines, and all applicable regulatory and legal requirements regarding the management of safety data.

(b)           Adverse Event Reporting.  As between the Parties:  (i) VALEANT shall be responsible for the timely reporting of all adverse drug reactions/experiences, Product (and, if applicable, Additional Product) quality, Product (and, if applicable, Additional Product) complaints and safety data relating to the Compound and Products (and, if applicable, Additional Compound and Additional Product) to the appropriate Regulatory Authorities in the Territory prior to the expiration of the Review Period; and (ii) GSK shall be responsible for the timely reporting of all adverse drug reactions/experiences, Product quality, Product complaints and safety data relating to the Compound, Products, Additional Compounds, and Additional Products after the expiration of the Review Period; in each case of (i) and (ii) in accordance with the applicable Laws of the relevant countries and Regulatory Authorities in the Territory.

(c)           Global Safety Database.  As between the Parties:  VALEANT shall maintain the global safety database with respect to the Product and Additional Products in the Territory prior to expiration of the Review Period. GSK shall maintain the global safety database with respect to the Product and Additional Products in  the Territory after expiration of the Review Period.

3.4           Commercialization.

3.4.1                      Commercialization Plan.  Within ninety (90) days after the Effective Date, GSK shall prepare the Marketing Plan, which the Parties through the Joint Steering Committee

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shall review and approve.  The Marketing Plan will be reviewed and approved on an annual basis by the Joint Steering Committee.

3.4.2                      GSK shall have sole responsibility for all activities relating to the commercialization, distribution, marketing, sales force support and promotion of the Products in the Field in the Collaboration Territory, Products in the Field in the GSK Territory and Additional Products in the Field in the Territory including, without limitation, with respect to the following:

(a)           establishing pricing and reimbursement for Products and Additional Products, but in consultation with the Joint Steering Committee with respect to Product in the Field in the Collaboration;

(b)           managed care contracting for Products and Additional Products, provided that ***;

(c)           receiving, accepting and filling orders for Products and Additional Products from customers;

(d)           distributing Products and Additional Products to customers;

(e)           controlling invoicing, order processing and collecting accounts receivable for sales of Products and Additional Products; and

(f)           recording sales of Products and Additional Products in the Territory in its books of account for sales.

3.4.3                      GSK shall use Commercially Reasonable Efforts to commercialize the Products and Additional Products in the Territory and in the Collaboration Territory, with the manner of implementation of such commercialization determined in the reasonable discretion of GSK consistent with the Marketing Plan and as directed by the Joint Steering Committee.  VALEANT shall use Commercially Reasonable Efforts to participate in the commercialization activities in the Collaboration Territory in a manner consistent with the Marketing Plan and as directed by the Joint Steering Committee.  The Parties acknowledge and agree that any commercialization costs incurred by a Party in accordance with a Marketing Plan with respect to Products that are not exclusively related to the GSK Territory or the Collaboration Territory shall be allocated *** to the Collaboration Territory (to be included in Operating Expenses) and *** to the GSK Territory (to be borne by GSK).  Subject to Section 9.2, the Parties agree that if VALEANT acquires commercialization rights with respect to other products with an epilepsy indication in the United States, GSK shall provide reasonable

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assistance to VALEANT if VALEANT determines to establish its own sales force to commercialize such products.

3.5           Use of Trademarks and House Marks.  The Joint Steering Committee will determine which Trademark or Trademarks will be used in marketing Products and Additional Products in the Territory.  Further, all packaging, and package inserts for the Products in the Collaboration Territory shall, along with the GSK brand name and logo or other identifying markings of GSK or its Affiliates (collectively, the “GSK House Marks”), include the VALEANT brand name and logo (such VALEANT brand name and logo, collectively “VALEANT House Marks”) in reasonable size and prominence as allowed by applicable Law; it being understood that the exact size, placement and prominence of such VALEANT House Marks shall be determined by GSK in its reasonable discretion.  VALEANT hereby grants to GSK a non-exclusive, royalty-free license, with the right to grant sublicenses as provided in Section 1.3, to use the VALEANT House Marks in connection with the developing making, having made, use, sale, offering for sale, importation, packaging, distributing and promotion of the Product in the Field in the Collaboration Territory.  Solely to the extent necessary to preserve VALEANT’s legal rights in the VALEANT House Marks, GSK shall submit to VALEANT, not less than fifteen (15) days prior to their proposed distribution, representative packaging for the Product displaying the VALEANT House Marks to VALEANT for VALEANT’s review and written approval solely with respect to GSK’s use of the VALEANT House Marks, which approval will not be unreasonably withheld or delayed.  If VALEANT has not responded within thirty (30) days after the submission of such packaging for the Product, VALEANT’s approval to GSK’s use of the VALEANT House Marks on such packaging and will be deemed to have been received.  GSK may make any subsequent changes to packaging bearing the VALEANT House Marks, other than changes to the VALEANT House Marks without the subsequent approval from VALEANT.  For clarity, only GSK House Marks will be used on Products in the GSK Territory and Additional Products in the Territory.

3.6           Product Recalls.  At the direction of the Joint Steering Committee and subject to Article XII, GSK will have the responsibility for, any total or partial recall or market withdrawal of the Product in the Collaboration Territory (whether voluntary or not), provided that the costs associated with any recall shall be included in Operating Expenses, and provided further that to the extent that such total or partial recall or market withdrawal is as a result of a Party’s (or a Party’s Third Party manufacturer’s) gross negligence or failure to comply with the terms of this Agreement, all such costs shall be borne by such Party.  VALEANT will cooperate with and assist GSK in effecting such recall or market withdrawal, including making available to GSK, upon request, all of VALEANT’s pertinent records.  All costs associated with any total or partial recall or market withdrawal of the Product in the GSK Territory or any Additional Product shall be borne by GSK; provided that to the extent that such total or partial recall or market withdrawal is as a result of a VALEANT’s (or VALEANT’s Third Party manufacturer’s) gross negligence or failure to comply with the terms of this Agreement, all such costs shall be borne by VALEANT.

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3.7           Exchange of Data and Know-How.  Promptly following the Effective  Date, VALEANT will provide to GSK, at no cost or expense to GSK, all Valeant Know-How that is necessary, or materially useful, for GSK to develop, manufacture and/or commercialize the Compound, Products, Additional Compounds and Additional Products in the Territory, including all data from any and all clinical trials and preclinical studies and non-clinical development work conducted prior to the Effective Date.  During the Term, VALEANT shall provide to GSK at no cost or expense to GSK Valeant Know-How that has not previously been provided promptly upon request by GSK.  VALEANT shall provide all Valeant Know-How in electronic form to the extent the same exists in electronic form, and shall provide copies as reasonably requested and an opportunity for GSK or its designee to inspect (and copy) all other materials comprising such Know-How (including for example, original patient report forms and other original source data).  The Parties will cooperate and reasonably agree upon formats and procedures to facilitate the orderly and efficient exchange of the Valeant Know-How during the Term.

IV.  STANDSTILL

4.1           Standstill

4.1.1                      During the Term, GSK will not, and will cause its Affiliates to not, directly or indirectly, except as previously expressly requested in writing by VALEANT, (i) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any voting securities or direct or indirect rights to acquire any voting securities or a substantial portion of the assets of VALEANT or any Affiliate, (ii) except as expressly permitted in Section 4.1.2, solicit, seek or offer to effect, or actually effect, negotiate with, or make or participate in any statement or proposal, whether written or oral, either alone or in concert with others, to the board of directors of VALEANT or any of its Affiliates, to any director or officer of VALEANT or to any stockholder of VALEANT or any of its Affiliates or make or participate in any public announcement or proposal or offer whatsoever (including any “solicitation” of “proxies” as such terms are defined or used in the proxy rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to vote, or to seek to advise or influence any Person with respect to the voting of any securities of VALEANT or any of its Affiliates) with respect to (a) any merger, tender, or exchange offer or liquidation of VALEANT’s or any of its Affiliates’ assets or similar transaction, (b) any form of restructuring, recapitalization, or similar transaction with respect to VALEANT or any of its Affiliates, (c) any purchase of any common stock or a substantial portion of assets, or rights to acquire any securities or a substantial portion of assets, of VALEANT or any of its Affiliates, (d) any proposal to seek representation on the board of directors of VALEANT or otherwise to seek to control the board of directors or the management of VALEANT or any of its Affiliates, (e) forming, joining, or in any way participating, or directing any Person to form, join, or in any way participate, in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any securities of VALEANT or any of its Affiliates or (f) disclosing or directing any Person to disclose, any intention, plan, or arrangement inconsistent with the foregoing, or (iii) assist or direct any Third Party to do any of the foregoing.  For the duration of the Term, GSK will not, and will cause its Affiliates to not, directly or indirectly, (x) request VALEANT to amend, waive or terminate any provisions of this

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paragraph (including this sentence) or (y) take any action which might require VALEANT to make a public announcement regarding any of the matters specified in this paragraph.

4.1.2                      The foregoing will not prohibit GSK (acting through its Chief Executive Officer) from confidentially communicating to the Chief Executive Officer and/or Chairman of the board of directors of VALEANT a non-public indication of GSK’s interest in pursuing a potential transaction involving VALEANT in such a manner that would not reasonably be expected to require VALEANT to make public disclosure with respect thereto.  Furthermore, following and only for the duration of such time as (a) VALEANT publicly announces that it has entered into an agreement with a Third Party providing for the acquisition of a majority of the outstanding shares of VALEANT or for a merger or similar business combination that would result in VALEANT’s shareholders immediately prior to such transaction holding, directly or indirectly, less than a majority of the outstanding shares of the resultant entity, (b) any Third Party commences a tender or exchange offer for at least a majority of the outstanding shares of VALEANT, or (c) VALEANT has publicly disclosed that it is conducting a process intended to result in the sale of VALEANT, the restrictions set forth in the first sentence of this paragraph and in Section 4.1.1 shall not prevent GSK from taking the actions specified therein (other than the actions described in 4.1.1(d) or 4.1.1(e)) in connection with a proposal made by GSK to all VALEANT shareholders to acquire at least a majority of the outstanding shares of VALEANT, whether by tender or exchange offer, merger or other business combination transaction.

4.1.3                      Notwithstanding anything to the contrary contained herein, the prohibitions set forth in Sections 4.1.1 and 4.1.2 shall not apply to (i) any investment in any securities of VALEANT or any of its Affiliates by or on behalf of any independently managed pension plan, employee benefit plan, or trust, including (a) any direct or indirect interests in portfolio securities held by an investment company registered under the Investment Company Act of 1940, as amended, or (b) interests in securities comprising part of a mutual fund or broad based, publicly traded market basket or index of stocks approved for such a plan or trust in which such plan or trust invests; or (ii) securities of VALEANT or any of its Affiliates held by a Person acquired by GSK or any of its representatives for bona fide purposes other than the acquisition of securities of VALEANT (a) on the date such Person first entered into an agreement to be acquired by GSK (or such representative) or (b) acquired after such Person was acquired by GSK (or such representative) pursuant to an agreement requiring (but only to the extent requiring) such Person to acquire such securities, which agreement was in effect on the date such Person first entered into an agreement to be acquired by GSK (or such representative); or (iii) any assets or securities of VALEANT, as debtor, that are acquired in a transaction subject to the approval of the United States Bankruptcy Court pursuant to proceedings under the United States Bankruptcy Code.

4.2           Non-Solicitation of Employees.  Except as otherwise permitted by a Party in writing, each Party will refrain from soliciting employees of the other during the Term, provided that the foregoing shall not preclude a Party from hiring any employee of the other Party who (i) initiates discussion with a Party regarding such employment without any direct or indirect solicitation by such Party, (ii) has had his or her employment terminated by a Party prior to

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commencement of employment discussions between the other Party and such employee or (iii) responds to any general solicitation placed by a Party (including any recruitment efforts conducted by any recruitment agency, provided that such Party has not directed such recruitment efforts at such person).

V.  OWNERSHIP AND INTELLECTUAL PROPERTY

5.1           Ownership and Trademarks.  Subject to GSK’s license rights under the License, VALEANT is and will be sole owner of Valeant Intellectual Property, Valeant Confidential Information, VALEANT’s Trademarks owned by it as of the Effective Date, and Valeant Know-How.  Subject to any license granted to VALEANT pursuant to the terms of Section 1.2, GSK is and will be the sole owner of GSK Confidential Information and GSK Trademarks.

5.2           Patent Applications on Valeant Know-How.

5.2.1                      With respect to applications for patents filed as of the Effective Date that relate to Valeant Know-How, (a) VALEANT will remain the owner of the applications for such patents, (b) VALEANT will bear the full costs (except to the extent such costs relate to the Collaboration Territory in which case they may be included in Operating Expenses) of and responsibility for preparing, filing, and prosecuting, the applications and (c) to the extent that any claims of such applications for patent cover the Compound, or the manufacture, use or sale thereof, such applications for patent and any patents issuing thereon will constitute Valeant Patents for purposes of this Agreement.  GSK shall have the right, at its own cost and expense (except to the extent such costs and expenses relate to the Collaboration Territory in which case they may be included in Operating Expenses), to reasonably assist VALEANT in connection with the filing, prosecution and maintenance of any VALEANT patents applications in the Territory.  VALEANT shall, in a timely manner, solicit GSK’s advice and review of the nature and text of any such patent application and prosecution matters related thereto, including any correspondence between VALEANT and any government Intellectual Property or Patent authorities, agencies or other government bodies, in reasonably sufficient time prior to filing thereof, and VALEANT shall take into reasonable account GSK’s comments related thereto. Any disagreements hereunder, including filing, prosecution and maintenance decisions or strategies, shall be referred to the Joint Patent Subcommittee for resolution as provided in Section 3.1.5.

5.2.2                      Where applications for patents covering any Valeant Know-How have not been filed as of the Effective Date:

(a)           VALEANT will remain the owner of such Valeant Know-How and will own any applications for patent with respect thereto and any patents issued on such applications, unless such rights are assigned to GSK pursuant to Section 5.4;

(b)           VALEANT will determine whether or not to file an application for patent in the Territory on Valeant Know-How.  If VALEANT elects to file such an application, VALEANT will bear the full costs (except to the extent such costs relate to the Collaboration

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Territory in which case they may be included in Operating Expenses) of preparing, filing, and prosecuting the application and maintaining any patents that issue thereon and VALEANT will control the prosecution of such application.  GSK shall have the right, at its own cost and expense (except to the extent such costs and expense relate to the Collaboration Territory in which case they may be included in Operating Expenses), to reasonably assist VALEANT in connection with the filing, prosecution and maintenance of any patents applications filed under this Section 5.2.2.  VALEANT shall, in a timely manner, solicit GSK’s advice and review of the nature and text of any such patent application and prosecution matters related thereto, including any correspondence between VALEANT and any government Intellectual Property or Patent authorities, agencies or other government bodies, in reasonably sufficient time prior to filing thereof, and VALEANT shall take into reasonable account GSK’s comments related thereto.  Any disagreements hereunder, including filing, prosecution and maintenance decisions or strategies, shall be referred to the Joint Patent Subcommittee for resolution as provided in Section 3.1.5;

(c)           if VALEANT elects not to file an application for patent in any country in the Territory covering any such Valeant Know-How VALEANT shall give GSK notice thereof prior to causing in any way such Valeant Know-How to become unpatentable through disclosure, sale, or otherwise, and GSK shall thereafter have the right, at its sole expense, to prepare, file, prosecute and maintain such patent application in any such country. Any disagreements hereunder shall be referred to the Joint Patent Committee for resolution; and

(d)           VALEANT will notify the Joint Steering Committee regarding each application for patent filed by VALEANT pursuant to this Section 5.2.2 and any patent issuing thereon.  Each such application and each such patent will constitute a Valeant Patent for purposes of this Agreement and (subject to any restrictions imposed by Third Party transferors or licensors of such Valeant Know-How) will be licensed to GSK by VALEANT as part of the License without any royalty or other payment other than the royalties and payments specified herein.

5.3           Program Improvements

5.3.1                      To the extent that a Program Improvement is developed by or on behalf of one Party, that Party will promptly disclose such Program Improvement to the Joint Steering Committee in writing with all relevant data supporting such Program Improvement.

5.3.2                      Each Party will, subject to the terms of Section 5.4, be sole owner of Program Improvements invented solely by its employees and agents and the employees and agents of its respective Affiliates.  With respect to such solely-invented Program Improvements:

(a)           the Party owning such Program Improvement will own any applications for patent with respect thereto and any patents issued on such applications, unless such rights are assigned to the other Party pursuant to Section 5.4;

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(b)           the Party owning such Program Improvement will determine whether or not to file an application for patent in the Territory on such Program Improvement.  If such Party elects to file such an application, such Party will bear the full costs of preparing, filing, and prosecuting the application and maintaining any patents that issue thereon and will control the prosecution of such application; however, the other Party shall have the right, at its own cost and expense, to reasonably assist such in connection with the filing, prosecution and maintenance of any patents applications filed under this Section 5.3.2; any disagreements hereunder, including filing, prosecution and maintenance decisions or strategies, shall be referred to the Joint Patent Subcommittee for resolution as provided in Section 3.1.5 ; and

(c)           if the Party owning such Program Improvement elects not to file an application for patent in any country in the Territory covering any such Program Improvement, such Party shall give the other Party notice thereof prior to causing in any way such Program Improvement to become unpatentable through disclosure, sale, or otherwise, and the other Party shall thereafter have the right, at its sole expense, to prepare, file, prosecute and maintain such patent application in any such country.  Any disagreements hereunder shall be referred to the Joint Patent Committee for resolution.

5.3.3                      The Parties will be the joint owners of Program Improvements invented jointly by the Parties and any Agreement Patents covering such jointly invented Program Improvements.

5.3.4                      Inventorship under this Agreement shall be determined in accordance with the patent laws of the United States.

5.4           Abandonment of Patents and Applications.  In the event that VALEANT decides not to maintain a Valeant Patent or to abandon an application that falls under Sections 5.2.1, 5.2.2, or either Party decides not to maintain a Patent or to abandon an application that falls under Section 5.3 (in either case, the “Abandoning Party”), such Abandoning Party will give written notice to the other Party at least sixty (60) days prior to allowing such application to go abandoned or prior to not taking a necessary step to maintain such patent, and the other Party will have the option of taking over the prosecution or maintenance of such application or patent at its sole expense.  If the other Party elects to take over the prosecution or maintenance of such application or patent pursuant to this Section 5.4, or if one Party gives the other Party written permission to file any applications for patent pursuant to Section 5.2.2(c) or Section 5.3.2(c), the Abandoning Party or Party giving permission will assign all its right, title and interest in such application or patent to the other Party, subject to the Abandoning Party or Party giving permission retaining a non-exclusive, perpetual, irrevocable, sublicensable, fully-paid-up license from the other Party to such patent or patent application.

5.5           Cooperation.  Each Party will cooperate, and will cause its employees, Affiliates, consultants and subcontractors to cooperate with all reasonable requests of the other Party for assistance in preparation and prosecution and maintenance of any applications for patent and any patent issuing therefrom and any Trademark and any registration issuing therefrom that is owned

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by the requesting Party hereunder.  To the extent that any right, title, or interest in or to any intellectual property conceived, created, developed, or otherwise made by or on behalf of either Party or its Affiliates during the Term vests in a Party or its Affiliates, by operation of Law or otherwise, in a manner contrary to the ownership as set forth in this Article V, such Party shall, and hereby does, on behalf of itself and its Affiliates, irrevocably assign to the other Party any and all of such Party’s and its Affiliates right, title, and interest in and to such intellectual property without the need for any further action by any Party.  Upon a Party’s reasonable request and at its expense, the other Party promptly shall execute and deliver to the requesting Party any and all further documents and instruments or take other reasonable actions which may be necessary or appropriate to achieve and confirm the requesting Party’s ownership of the intellectual property that is the subject of this Article V.

5.6           Patent Filing Procedures.

5.6.1                      Once a determination has been made to file a patent application for the Valeant Know-How, a Program Improvement owned solely by VALEANT or a Program Improvement developed jointly by the Parties, the Joint Patent Subcommittee will determine in which countries within the Territory such patent applications for the Valeant Know-How or Program Improvements are to be filed.  With respect to Valeant Patents, Valeant Know-How, Program Improvements and Agreement Patents, when a decision is made regarding in which countries patent applications will be filed and maintained, each Party will, for patents owned by it pursuant to this Agreement, make Commercially Reasonable Efforts to:

(a)           file applications for letters patent, in those countries;

(b)           prosecute all pending and new patent applications and defend against oppositions filed against the grant of letters patent for such applications, in those countries where a Party files patent applications;

(c)           upon and after the grant of any letters patent in any country where it files patent applications, maintain such letters patent in force by duly filing all necessary papers and paying any fees required for such purpose by the patent laws of the particular country in which such letters patent was granted; and

(d)           obtain such patent extensions or restorations of patent terms as may become available from time to time in any country in which are issued or filed such patents or patent applications.

VI.  INFRINGEMENT BY OR CLAIMS AGAINST THIRD PARTIES

6.1           Notices.  Each Party will advise the Joint Steering Committee promptly upon its becoming aware of: (a) any unlicensed activities which such Party believes may be an actual or impending infringement in the Territory of any patent or other proprietary right owned or applied for by it or the other Party and related to the Compound, an Additional Compound, a Product, an Additional Product or the development, manufacture, use, importation, or sale thereof; (b) any

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attack on or appeal of the grant of any patent owned or applied for by it or the other Party and related to the Compound, Additional Compound, a Product, an Additional Product or the development, manufacture, use, or sale thereof; (c) any application for patent by, or the grant of a patent to, a Third Party in respect of rights which may be related to the Compound, Additional Compound, a Product, or an Additional Product so as to potentially materially affect the development, manufacture, use, importation, or sale thereof or which may claim the same subject matter as or conflict with any patent owned or applied for by it or the other Party and related to the Compound, Additional Compound, a Product, an Additional Product, or the development, manufacture, use, importation, or sale thereof; or (d) any application made for a compulsory license under any patent owned or applied for by it or the other Party and related to the Compound, Additional Compound, a Product, an Additional Product or the development, manufacture, use, importation, or sale thereof.

6.2           Control of Actions.  The Joint Steering Committee will determine whether or not to take whatever legal or other action is required in response to activities requiring notice under Section 6.1 (“Protective Action”).  If the Joint Steering Committee determines that such Protective Action is warranted, then, unless the Joint Steering Committee determines otherwise, GSK shall, at GSK’s expense, commence, prosecute and control such Protective Action, including the settlement thereof and the granting of any licenses or sublicense under any Valeant Intellectual Property or Program Improvement licensed to GSK hereunder; provided, however, that the out-of-pocket expenses of the Parties for Protective Actions pursued in the Collaboration Territory, including the expenses of legal counsel, shall be included as an Operating Expense as provided in Exhibit A and the out-of-pocket expenses of the Parties for Protective Actions pursued outside the Collaboration Territory shall be borne entirely by GSK.   VALEANT will  cooperate with GSK in such action, including being joined as a Party to such action if such joinder is necessary for standing.  Each Party may be represented by counsel of its own selection at its own expense in such Protective Action.  Any recovery obtained as a result of such Protective Action, whether by judgment, award, decree, or settlement, will, after reimbursement of the Parties for their reasonable costs and expenses associated with such Protective Action, be included in and added to the total gross amounts invoiced for sales of Products if such action relates to the Product (or of Additional Products if such action relates to an Additional Product) for purposes of calculating the Net Profit share under the terms of Section 2.3.1 or royalties under the terms of Section  2.3.2.  To the extent such recovery is insufficient to reimburse the Parties’ associated reasonable costs and expenses fully, then a Party’s share of the recovery will be the product of the total amount recovered with that Party’s reasonable costs and expenses divided by the sum of both Parties’ reasonable costs and expenses.

6.3           Trademark Infringement.  Notice regarding potential infringement of and Control of any Protective Action relating to any Valeant Trademark or GSK Trademark related to the Compound, an Additional Compound, a Product, an Additional Product or the development, manufacture, use, importation, or sale thereof will be addressed in accordance with the applicable Trademark License Agreement.

VII.  INFRINGEMENT OF THIRD PARTY RIGHTS

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7.1           Third Party Claims. GSK and VALEANT will each promptly notify the Joint Steering Committee of any Claim by a Third Party against GSK or VALEANT, or any Affiliate or sublicensee of VALEANT or GSK, alleging infringement of such Third Party’s intellectual property rights as a result of the development, manufacture, marketing, sale, importation, or use of the Compound, Additional Compound, Product, or Additional Product anywhere in the Territory.  As directed by the Joint Steering Committee, the Parties will cooperate and use Commercially Reasonable Efforts to resolve such claimed infringement, with each Party entitled to participate in the defense and to be represented by counsel of its choice, with each Party being responsible for the fees of its counsel; provided, however, that if it appears reasonably likely that the claimed infringement will give rise to a Claim for indemnification hereunder, then the Party against whom such Claim for indemnification would be made will have the first right to defend against such Claim in accordance with Article XII.

7.2           Payments to Third Parties.  If a Third Party has or receives a patent in any country that covers the development, manufacture, sale, importation, or use of the Compound anywhere in the Territory and the Joint Steering Committee determines that GSK should obtain a license to such patent as to one or more Products or Additional Products in one or more countries for a royalty or other payment to such Third Party (including that any Product or Additional Product at issue cannot be reasonably manufactured differently so as to avoid the requirement), GSK may enter into such a license agreement, subject to the approval of the Joint Steering Committee, and may offset *** of any such royalties or payments to such Third Parties against any share of Net Profits or royalties that would otherwise have been due to VALEANT for such Product or Additional Product in such country pursuant to Sections 2.3.1 and 2.3.2 *** of such Net Profits or royalties due to Valeant.

VIII.  REPRESENTATIONS AND WARRANTIES

8.1           Representations and Warranties of Both Parties.  VALEANT and GSK each hereby represent and warrant to the other, as of the Effective Date, as follows:

8.1.1                      It is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

8.1.2                      Except for the requisite filings under the HSR Act and the expiration or termination of the waiting period thereunder and any applicable similar competition-related consents under any jurisdiction other than the United States, no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental agency is required to be obtained or made by or with respect to such Party in connection with its execution, delivery and performance of this Agreement.

8.1.3                      The execution, delivery and performance by it of this Agreement and the transactions contemplated thereby have been duly authorized by all necessary corporate action

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and stockholder action and will not (i) violate any applicable Laws or (ii) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected.

8.2           Representations and Warranties of VALEANT.  VALEANT hereby represents and warrants to GSK, as of the Effective Date, as follows:

8.2.1                      It has the full right, power and authority to enter into this Agreement and to grant the License to GSK.

8.2.2                      Except as otherwise may have been disclosed by VALEANT to GSK prior the Effective Date, VALEANT has received no notice that (a) the manufacture, sale, importation or use of the Compound or Additional Compound within the Field as contemplated hereby infringes any valid Third Party rights, and (b) the Valeant Patents (to the extent representing issued patents) are invalid or unenforceable.

8.2.3                      To VALEANT’s knowledge, there are no errors in the inventorship set forth in any of the patent applications comprising Valeant Patents.

8.2.4                      Except as provided or limited in Article I, VALEANT has licensed to GSK in this Agreement all rights that it has with respect to Compound and Additional Compound, and VALEANT does not Control any additional patents, know-how or information that is necessary or useful for GSK to develop, manufacture and/or commercialize the Compound and Additional Compound.

8.2.5                      To VALEANT’s knowledge, no Third Party Controls any (i) confidential and proprietary know-how, or (ii) patent that is necessary or useful for GSK to develop, manufacture and/or commercialize the Compound or Additional Compound, in each case in the Territory for an Epilepsy Indication.

8.2.6                      It has not previously granted any right, license or interest in or to the Valeant Patents, or any portion thereof, that is in conflict with the rights or licenses granted to GSK under this Agreement.

8.2.7                      There are no investigations, inquiries, actions or other proceedings pending before any Regulatory Authority with respect to the Compound or Additional Compounds, and VALEANT has not received written notice threatening any such investigation, inquiry, action or other proceeding.

8.2.8                      The development of the Compound and Additional Compounds by or on behalf of VALEANT have been conducted in compliance in all material respects with all applicable Laws; and neither VALEANT nor to VALEANT’s knowledge, its Third Party contractors, have received any written notice which has led VALEANT to believe that any of the Regulatory Approvals relating to the Compound, Product, Additional Compounds or Additional Products developed by VALEANT are not currently in good standing with the FDA or EMEA and VALEANT has no knowledge that any of its Third Party contractors has developed Compound, Product, Additional Compounds or Additional

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Product in a manner that does not comply in all material respects with all applicable Laws.

8.2.9                      VALEANT has provided GSK with a fully executed, unredacted copy of the MEDA Agreement in effect as of the Execution Date, including amendments thereto (which may redact terms that have no financial effect on GSK).

8.2.10                      Other than the Background License Agreements, to VALEANT’s knowledge as of the Effective Date, there are no other agreements to which VALEANT is a Party or to which VALEANT is subject which may affect VALEANT’s ability to perform its obligations under this Agreement or GSK’s rights under the License.

8.2.11                      To its knowledge, there is no pending or threatened product liability action in relation to the Compound or Additional Compound, and it is not aware of any grounds for any such product liability action.

8.2.12                      It has not, up through and including the Effective Date, knowingly withheld any material information in its possession from GSK in response to GSK’s reasonable inquiries in connection with GSK’s due diligence relating to the Compound, this Agreement and the underlying transaction, and to its knowledge, the information related to the Compound that VALEANT has provided to GSK prior to the Effective Date is up-to-date and accurate in all material respects.

8.3           Mutual Limitations on Warranties.  OTHER THAN THE REPRESENTATIONS AND WARRANTIES MADE BY THE PARTIES PURSUANT TO SECTIONS 8.1 AND 8.2, THE PARTIES DISCLAIM ANY AND ALL OTHER REPRESENTATIONS AND WARRANTIES WHETHER EXPRESS OR IMPLIED, INCLUDING ANY REPRESENTATIONS OR WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OR ANY REPRESENTATIONS OR WARRANTY ARISING FROM COURSE OF DEALING OR USAGE OF TRADE.

IX.  COVENANTS

9.1           Covenants of the Parties.

9.1.1                      Throughout the Term, VALEANT and GSK will comply in all material respects with all applicable Laws concerning the development, manufacture, use, and sale of the Compound, Additional Compounds, Products and Additional Products.

9.1.2                      Neither VALEANT nor GSK, nor any of their respective employees or consultants who shall be undertaking any activities related to this Agreement or the subject

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matter thereof, shall have been debarred or shall be the subject of debarment or other disciplinary proceedings by the FDA or any Regulatory Authority in the Territory.

9.1.3                      VALEANT shall not amend, without the prior written consent of GSK (such consent not to be unreasonably withheld or delayed), or voluntarily terminate, any of its rights under the MEDA Agreement or any other Background License Agreement in any manner that would materially affect GSK’s rights and benefits under this Agreement.  VALEANT shall promptly notify GSK of any notice of breach delivered by it under the MEDA Agreement, or any termination or amendment of any of the MEDA Agreement that materially and adversely affects GSK’s rights and benefits under this Agreement.

9.2           Exclusivity.

9.2.1                      During the Term and on a country-by-country basis, neither GSK nor VALEANT, nor their respective Affiliates, will, except for Additional Products, (i) directly or indirectly, promote or market a product *** (a “Direct Competing Product”), or (ii) *** with respect to a Direct Competing Product.

(a)           In the event GSK or its respective Affiliates acquires a Direct Competing Product or a business or assets that include a Direct Competing Product in a country in the Territory, GSK will, and will require its Affiliates to, promptly and in no event later than twelve (12) months from the date of such acquisition, either divest all rights in such Direct Competing Product in such country as provided in Section 9.2.1(c) or terminate this Agreement in such country pursuant to Section 11.3.1(d).

(b)           In the event VALEANT or its respective Affiliates acquires a Direct Competing Product or a business or assets that include a Direct Competing Product in a country in the Territory, VALEANT will, and will require its Affiliates to, promptly and in no event later than twelve (12) months from the date of such acquisition, divest all rights in such Direct Competing Product in such country as provided in Section 9.2.1(c) and cease any activities relating to the sale or promotion of such Direct Competing Product in such country.

(c)           Notwithstanding the foregoing, if VALEANT or GSK or any of their respective Affiliates signs a definitive agreement with respect to a merger or acquisition by operation of which such Party or its Affiliate would (i) acquire a Direct Competing Product which is being detailed, promoted or marketed in any country in the Territory upon the closing of such agreement, or (ii) be acquired by or merge with a Third Party that has a Direct Competing Product which is being detailed, promoted or marketed in any country in the Territory upon the closing of such agreement, and such Party either elects to, or is required to, divest such Direct Competing Product pursuant to Section 9.2.1(a) or (b) above, then such Party (or the entity which acquired such Party or the entity into which such Party has merged) shall have twelve (12)

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months from the signing date of such definitive agreement to divest itself or its Affiliate of such Competing Product in such country and, during such twelve (12) month period, the detailing promotion, marketing, and/or sale of such Direct Competing Product in such country shall not be in violation of the first sentence of this provision.  Such divestiture can occur by either (x) an outright sale of all Direct Competing Product rights in such country to a Third Party, or (y) an out-license (exclusive as to such Party and its Affiliates) of the right to make, have made, market, promote, use, sell, offer for sale, export and import such Direct Competing Product in such country; provided, however, that such Party and its Affiliates may only retain residual financial rights to such Direct Competing Product in such country and must not exercise or have the ability to exercise any role or influence in any manner the detailing, promotion, marketing or sale of such Direct Competing Product in such country.

9.2.2                      During the Term and on a country-by-country basis, neither GSK nor VALEANT, nor their respective Affiliates, will, directly or indirectly, promote or market a product *** (an “Indirect Competing Product”), with the exception of the Permitted Products, unless such Party, prior to the submission of the first MAA for such Indirect Competing Product, provides notice to the other Party of such development activities and reasonably demonstrates to the other Party that the promotion or marketing of such Indirect Competing Product will not adversely affect the commercial potential of Product, provided, however, that if the other Party, in good faith, reasonably disagrees with the first Party's conclusions as to the affects on the commercial potential of the Product, the matter shall be determined in accordance with the dispute resolution provisions of Section 14.3.  The Parties acknowledge and agree that factors to be considered when making a determination that an Indirect Competing Product does not adversely affect the Product shall include that such Indirect Competing Product (a) is complementary to Product, (b) treats different stages or phases of a disease than Product, (c) is an add-on therapy to Product, (d) can be co-positioned with Product during promotion by a sales force, (e) shall be promoted to physicians in a different specialty than those targeted for promotion of Product or (f) shall be promoted using a sales force that is different from that used with Product (i.e., has no sales representatives or sales managers in common with).

X.  CONFIDENTIAL INFORMATION

10.1           Confidentiality.

10.1.1                      During the Term and for five (5) years thereafter, each Party will use Commercially Reasonable Efforts to keep, and cause its Affiliates and permitted sublicensees, if any, to keep confidential all Confidential Information of the other Party, and neither Party nor any of its Affiliates or sublicensees, if any, will use or disclose the Confidential Information of the other Party except as expressly permitted in this Agreement.  The Parties acknowledge that Confidential Information may have been disclosed by either Party or its Affiliates to the other Party or its Affiliates pursuant to the Confidentiality Agreement.  All information disclosed

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pursuant to the Confidentiality Agreement will be deemed Confidential Information of the disclosing Party within the meaning of this Agreement and subject to the terms hereof.

10.1.2                      The fact that a particular item of information is not or has ceased to be Confidential Information by virtue of one or more of the exclusions specified in the definition of Confidential Information (the “Excluded Item”) shall not relieve the Party who obtained or received the Excluded Item from that Party’s obligation of confidentiality and non-use (a) as to any other item of Confidential Information of the other Party or (b) as to the relationship of the Excluded Item to any other item of Confidential Information of the other Party.

10.1.3                      Each Party hereby acknowledges that the Confidential Information of the other Party is highly valuable, proprietary, and confidential and that any disclosure to any officer, employee, agent, or permitted sublicensee of such Party or any of its Affiliates will be made only to the extent necessary to carry out its responsibilities under this Agreement and only if such officer, employee, agent, or permitted sublicensee is informed of the confidential nature thereof and shall have agreed to hold such information in confidence under confidentiality provisions at least as stringent as those provided in this Agreement, and each Party shall be responsible for any breach of such obligation of confidentiality by its officer’s employees, agents, and permitted sublicensees.

10.1.4                      The Parties agree that the obligations of this Section 10.1 are necessary and reasonable in order to protect the Parties’ respective businesses, and that monetary damages alone may be inadequate to compensate a Party for any breach by the other Party or any of its Affiliates or their respective officers, employees, or agents of its covenants and agreements set forth herein.  The Parties agree that any breach or threatened breach of this Section 10.1 may cause irreparable injury to the injured Party for which Damages may not be an adequate remedy and that, in addition to any other remedies that may be available, in Law and equity or otherwise, such Party will be entitled to seek equitable relief against the breach or threatened breach of the provisions of this Section 10.1.

10.1.5                      Following termination of the License for any reason and at the request of the other, each Party will destroy all physical records or embodiments of Confidential Information of the other Party or return such information to the other Party, at the returning Party’s expense, and a senior officer of such Party shall certify to the other Party that all such items have been so returned or destroyed; provided, however, that each Party will be entitled to maintain one copy of the Confidential Information of the other Party solely for the purpose of monitoring its continuing obligations hereunder.

10.2           Disclosure to Investors; Public Announcements.  The Parties have agreed on an initial press release of the transaction contemplated by this Agreement which is attached hereto as Exhibit B (the “Initial Press Release”).  The Initial Press Release may be issued or used by each Party individually or by the Parties jointly on or after the Effective Date.  Other than the Initial Press Release, neither Party will, during the Term or thereafter, originate any publicity, news release or public announcement, written or oral, whether to the public, the press,

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stockholders, or otherwise, disclosing the performance under this Agreement or any of the specific terms and conditions of this Agreement without the prior written approval of the other Party, except such announcements, as in the opinion of the counsel for the Party making such announcement, are required by Law or regulation (including the regulations of any stock exchange).  If a Party decides to make an announcement it believes to be required by Law with respect to this Agreement, it will give the other Party such notice as is reasonably practicable and the Parties will work together in good faith to attempt to agree on the content of the disclosure.

10.3           Required Disclosure.  The receiving Party will be entitled to disclose Confidential Information where such disclosure is reasonably necessary to enforce its rights pursuant to this Agreement or where demand for such disclosure is made on the receiving Party pursuant to: (i) a valid order of a court or other governmental body or (ii) any other applicable Law; provided that if the receiving Party intends to make such disclosure or receives such demand, the receiving Party shall give the disclosing Party prompt notice thereof to enable the disclosing Party to seek a protective order or other appropriate remedy concerning any such disclosure.  The receiving Party will co-operate with the disclosing Party at the disclosing Party’s expense in connection with the disclosing Party’s efforts to obtain any such order or other remedy.  If any such order or other remedy does not fully preclude disclosure, the receiving Party will make such disclosure only to the extent that such disclosure is legally required and subject to confidentiality, to the extent available.

10.4           Clinical Trial Register.  Notwithstanding anything in this Agreement to the contrary, including in this Article X, GSK shall have the right to publish in its clinical trial register the results or summaries of the results of all clinical trials for the Compound, Additional Compound, Products and Additional Products conducted by either Party in the Territory.

XI.  TERM AND TERMINATION

11.1           Term.  This Agreement shall commence on the Effective Date, and unless terminated earlier as provided in this Article XI, shall continue in full force and effect on a country-by-country and Product-by-Product (or, if applicable, Additional Product-by-Additional Product) basis until GSK has no remaining payment obligations in such country with respect to such Product (the “Term”).

11.2           Termination by VALEANT

11.2.1                      VALEANT may terminate this Agreement (a) immediately in the event of a material breach by GSK or its Affiliates of this Agreement, provided that GSK has received prior written notice from VALEANT of such breach, specifying in reasonable detail the particulars of the alleged breach, and such breach has not been cured within ninety (90) days, or in case of nonpayment of a material amount due, sixty (60) days, after the date of the relevant notice; or (b) immediately in the event (i) that GSK becomes insolvent or is unable to pay its debts when due; (ii) GSK files a petition in bankruptcy, reorganization or similar proceeding, or, if such a petition is filed against GSK, such petition is not dismissed within ninety (90) days; (iii)

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GSK discontinues all of its business; or (iv) a receiver is appointed or there is an assignment for the benefit of GSK’s creditors; provided that GSK does not cease and cause the cessation of such conduct within such ten (10) day period.

11.2.2                      The exclusivity provisions of Section 9.2 as applied to GSK will survive such termination for a period of *** following the effective date of termination by VALEANT pursuant to Section 11.2.1(a).   Further, if VALEANT terminates this Agreement pursuant to Section 11.2.1, the License granted to GSK, and any other rights granted by VALEANT hereunder (including any license to any Trademarks), will automatically terminate and the following obligations will apply (the “Program Transfer Provisions”):

(a)           GSK will promptly provide to VALEANT complete documentation of all preclinical and clinical data and all regulatory data, in each case regarding the Compound, Additional Compounds, the Product and any Additional Products that is Controlled by GSK and GSK shall grant VALEANT a irrevocable, non-exclusive, royalty-free sublicensable license to use such data;

(b)           GSK will grant to VALEANT *** license to Program Improvements that are Controlled by GSK or its Affiliates;

(c)           Where any Third Party rights have been obtained by GSK or its Affiliates related to Compounds, Additional Compounds, Products and Additional Products, GSK will, to the extent it has the right to do so, promptly assign (or failing assignment, to sublicense) to VALEANT such Third Party rights;

(d)           To the extent it has the right to do so, GSK will transfer to VALEANT the ownership of all regulatory submissions and filings related to the Compound, Additional Compounds, the Product or Additional Products;

(e)           GSK will promptly transfer to VALEANT, at GSK’s expense, any inventory and supplies of Compound, Additional Compounds, Product and Additional Products and any other inventories or supplies obtained by GSK or its Affiliates for purposes of the Program at a transfer price equal to GSK’s fully allocated cost to procure them, and will grant to VALEANT a license to use any GSK Trademarks on such inventory and supplies in accordance with the terms of the Trademark License Agreement;

(f)           GSK will make personnel (as well as the personnel of its Affiliates) reasonably available to VALEANT to effect an orderly transition to VALEANT of the information and rights contemplated above in this Section 11.2.2 for a period of up to *** following the effective date of termination; and

(g)           If GSK is manufacturing, itself or through a Third Party, Compound, Additional Compound(s), Product, or Additional Product(s) (each a “GSK Supplied Material”), GSK will, or will cause such Third Party to, supply VALEANT with its reasonable

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requirements of each GSK Supplied Material at GSK’s fully allocated cost and on customary terms with respect to quality, ordering and delivery, until VALEANT, on a material-by-material basis, using Commercially Reasonable Efforts, is able, itself or through a Third Party, to manufacture such Partner Supplied Material to meet such reasonable requirements, but in no event shall GSK be obligated to supply VALEANT with GSK Supplied Material for *** as provided in this Section 11.2.2(g).

***.

11.3           Termination by GSK

11.3.1                      GSK may terminate this Agreement upon written notice to VALEANT (a) immediately in the event of a material breach by VALEANT or its Affiliates of this Agreement, provided that VALEANT has received prior written notice from GSK of such breach, specifying in reasonable detail the particulars of the alleged breach, such breach is continuing for ninety (90) days after such notice and such breach has not been cured within such ninety (90) day period; (b) immediately in the event (i) that VALEANT becomes insolvent or is unable to pay its debts when due; (ii) VALEANT files a petition in bankruptcy, reorganization or similar proceeding, or, if such a petition is filed against VALEANT, such petition is not dismissed within ninety (90) days; (iii) VALEANT discontinues all of its business; (iv) a receiver is appointed or there is an assignment for the benefit of VALEANT’s creditors; (c) upon sixty (60) days' written notice to VALEANT, at GSK’s sole discretion, until sixty (60) days after receipt by GSK of a copy of the first Complete Response Letter by the FDA to the first NDA for the first Product under and as defined by the Prescription Drug User Fee Act; or (d) on a country by country and a Product by Product (or, if applicable, Additional Product by Additional Product) basis or in its entirety for any reason: (i) upon ninety (90) days’ prior written notice to VALEANT prior to the Launch of the first Product in the Field in such country in the Territory; and (ii) upon one hundred eighty (180) days’ prior written notice to VALEANT following the Launch of the first Product in the Field in such country in the Territory; provided that if GSK elects to terminate under this Section 11.3.1(d) on a Product by Product or Additional Product by

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Additional Product basis, all dosage forms of such Product or Additional Product, as applicable, in the applicable country must be terminated.

11.3.2                      If GSK terminates this Agreement pursuant to Section 11.3.1(c) or (d), the Program Transfer Provisions will apply with respect to the terminated country or countries in the Territory and terminated Product (or, if applicable, terminated Additional Product).

11.3.3                      For the avoidance of doubt, upon GSK’s termination of this Agreement pursuant to Section 11.3.1(c) or (d), GSK’s rights included in the License granted by VALEANT to GSK under this Agreement with respect to the terminated portion of the Territory and terminated Product (or, if applicable, terminated Additional Product) will immediately and automatically revert to VALEANT; provided, however, that GSK will have one hundred eighty (180) days from GSK’s termination of the Agreement to complete the sale of any terminated Product or terminated Additional Product then in inventory in such terminated portion of the Territory, subject to payment of royalties and milestone payments pursuant to Article II.

11.3.4                      If GSK terminates the Agreement pursuant to Section 11.3.1(c) then VALEANT shall, not later than ninety (90) days after GSK’s notice of such termination, pay to GSK an amount equal to one hundred million United States dollars (US $100,000,000) less the cumulative amount per Quarter set forth on Schedule 11.3.4 for the period between the Effective Date and the effective date of termination pursuant to this Section 11.3.4, pro rated for any partial Quarter as set forth in Schedule 11.3.4.

11.3.5                      If GSK terminates the Agreement pursuant to Section 11.3.1(a), then (i) VALEANT's License grant to GSK will convert to an irrevocable exclusive License, with the right to sublicense, and will survive termination, and (ii) except as otherwise provided in this Section 11.3.5, the obligations of the Parties under Article II will survive such termination.  ***.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

11.3.6                      If GSK terminates the Agreement pursuant to Section 11.3.1(b), then (i) VALEANT’s License grant to GSK will convert to an irrevocable exclusive License, with the right to sublicense, and will survive termination, and (ii) the obligations of the Parties under Article II will also survive such termination.  For the avoidance of doubt, upon termination by GSK pursuant to the terms of Section 11.3.1(a) or (b), VALEANT’s rights to participate in the Joint Steering Committee will terminate.  All rights and licenses granted under or pursuant to this Agreement by VALEANT to GSK are, and will otherwise be deemed to be, for purposes of Article 365(n) of the Bankruptcy Code, licenses of rights to "intellectual property" as defined under Article 101(52) of the Bankruptcy Code.  The Parties agree that GSK, as a licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code.  The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against VALEANT under the Bankruptcy Code, GSK will be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, will be promptly delivered to GSK.

11.3.7                      If GSK terminates this Agreement in its entirety in any country or countries pursuant to Section 11.3.1(d), the exclusivity provisions of Section 9.2 as applied to GSK will survive such termination for a period of *** following the effective date of such termination.

11.4           Additional Rights.  The expiration or termination of this Agreement for any reason shall not relieve the Parties of any obligation (including any payments) that accrued prior to such expiration or termination.  Further, neither Party will be precluded from pursuing all rights and remedies that it may have hereunder at law or in equity with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation.

11.5           Survival.  Upon the expiration or termination of this Agreement, all rights and obligations of the Parties under this Agreement shall terminate except those described in Sections 2.3.5(a)(iii), 2.3.8, 2.3.9, 2.4.3, 2.4.4, 5.1, 5.2, 5.3, 10.1, 10.3, 11.2.2, 11.3.4, 11.3.5, 11.3.6, 11.3.7, 11.4, 11.5, Article XII, 14.2, 14.3, 14.6, and 14.14.

XII.  INDEMNIFICATION AND LIMITATION OF LIABILITY

12.1           Indemnification of VALEANT.  GSK shall indemnify and hold harmless each of VALEANT, its Affiliates and the directors, officers, stockholders and employees of such entities and the successors and assigns of any of the foregoing (the “VALEANT Indemnitees”), from and against any and all liabilities, damages, penalties, fines, costs, expenses (including, reasonable attorneys’ fees and other expenses of litigation) (“Liabilities”) from any claims, actions, suits or proceedings brought by a Third Party (a “Third Party Claim”) incurred by any VALEANT Indemnitee, arising from, or occurring as a result of:  (a) activities relating to the research, development, manufacture, use, marketing, distribution, importation or sale of any Compound, Product, Additional Compound and Additional Products by GSK, its Affiliates or sublicensees in the Territory; and/or (b) any material breach of any representations, warranties or covenants by

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

GSK in Articles VIII and IX above; except to the extent such Third Party Claims fall within the scope of VALEANT’s indemnification obligations set forth in Section 12.2 below or result from the gross negligence or intentional misconduct of a VALEANT Indemnitee.  For the avoidance of doubt, Product Liability Claims are not subject to this Section 12.1 and are governed by the provisions of Section 12.4.

12.2           Indemnification of GSK.  VALEANT shall indemnify and hold harmless each of GSK, its Affiliates and sublicensees and the directors, officers and employees of GSK, its Affiliates and sublicensees and the successors and assigns of any of the foregoing (the “GSK Indemnitees”), from and against any and all Liabilities from any Third Party Claims incurred by any GSK Indemnitee, arising from, or occurring as a result of (a) activities related to the research, development, manufacture, use, marketing, distribution, importation or sale of any Compound, Product, Additional Compound and Additional Products by VALEANT, its Affiliates or sublicensees in the Territory; and/or (b) any material breach of any representations, warranties or covenants by VALEANT in Article VIII and IX above, except to the extent such Third Party Claims fall within the scope of GSK’s indemnification obligations set forth in Section 12.1 above or result from the gross negligence or intentional  misconduct of an GSK Indemnitee.  For the avoidance of doubt, Product Liability Claims are not subject to this Section 12.2 and are governed by the provisions of Section 12.4.

12.3           Procedure.  A Party that intends to claim indemnification under this Article XII (the “Indemnitee”) shall promptly notify the other Party (the “Indemnitor”) in writing of the assertion or the commencement of Third Party Claim and will provide the Indemnitor such information with respect thereto that the Indemnitor may reasonably request.  The Indemnitor shall be entitled to control and appoint lead counsel for such defense, in each case at its expense.  If the Indemnitor shall assume the control of the defense of any Third Party Claim in accordance with the provisions of this Section 12.3, the Indemnitor shall obtain the prior consent of the Indemnitee (which shall not be unreasonably withheld) before entering into any settlement of such Third Party Claim.  The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any action with respect to a Third Party Claim shall not relieve the Indemnitor of its obligations under this Article XII unless the delay or failure is prejudicial to its ability to defend such action.  The Indemnitee under this Section 12.3 shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action with respect to a Third Party Claim covered by this indemnification.

12.4           Product Liability.

12.4.1                      Each Party shall notify the other Party as promptly as practicable if any Third Party Claim is commenced or threatened against such Party alleging product liability, product defect, design, packaging or labeling defect, failure to warn or any similar action relating to the use or safety of Compound, Products, Additional Compounds and Additional Products (a “Product Liability Claim”).  For clarity, a Product Liability Claim will not be deemed to include any Third Party Claims relating to a manufacturing defect of Compound, Products, Additional

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Compounds and Additional Products and Sections 12.1 and 12.2 shall apply to any such Third Party Claims.

12.4.2                      To the extent that either the GSK Indemnitees or the VALEANT Indemnitees incur, suffer, or are faced with any Product Liability Claims with respect to the Product in the Collaboration Territory, VALEANT and GSK shall share such Product Liability Claim based on the average percentage share of Net Profits as provided in Section 2.3.1 for the associated Product over the three (3) months immediately preceding the date on which such alleged injury occurred or arose, such that VALEANT shall be liable for the percentage of such Liabilities arising from Product Liability Claims equal to such percentage share of Net Profit, as applicable, and GSK shall be liable for the remainder of such Liabilities.  To the extent one Party shall have paid Third Party Claims in excess of the amount provided pursuant to this Section 12.4.2, the other Party shall promptly reimburse such overpaying Party for such excess amount.

12.4.3                      To the extent that either the GSK Indemnitees or the VALEANT Indemnitees incur, suffer, or are faced with any Product Liability Claims with respect to the Product in the GSK Territory or any Additional Products, GSK shall be solely liable for all Liabilities arising from such Product Liability Claims, except that VALEANT shall be liable for any Liabilities arising from such Product Liability Claims to the extent such Liabilities are due to the gross negligence or willful misconduct of VALEANT, or the breach by VALEANT of this Agreement, including any breach of its representations, warranties, covenants or obligations under this Agreement.

12.4.4                      GSK shall have the right to control and appoint lead counsel for the defense of any such Product Liability Claims, and any fees incurred in the defense of such claims will be considered Liabilities of the Product Liability Claims which will be shared based upon the formula set forth in Sections 12.4.2 and 12.4.3 above.

12.5           Insurance.  In addition to its duty to indemnify, each Party will procure product liability insurance in commercially reasonable amounts in view of its activities.  Alternatively, either Party may establish a program of self insurance for the same risks.  In either event, as reasonably requested in writing by the other Party not more than once every twelve (12) months, each Party will supply the other Party with evidence of such coverage during the time any Product is being developed, commercialized or sold by such Party or any of its Affiliates, sublicensees, designees or agents.

12.6           Disclaimer of Consequential Damages.  IN NO EVENT WILL EITHER VALEANT OR GSK BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL, OR PUNITIVE DAMAGES ARISING UNDER OR AS A RESULT OF THIS AGREEMENT (OR THE TERMINATION HEREOF) INCLUDING, BUT NOT LIMITED TO, THE LOSS OF PROSPECTIVE PROFITS OR ANTICIPATED SALES.

XIII.  TRANSFER OF DEVELOPMENT PROGRAMS AND INTERIM SUPPLY

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

13.1           From the Effective Date, GSK (itself or through an Affiliate) will have the right to manufacture Compound, Additional Compound(s), Product, and Additional Product(s), and will have the right, in accordance with the terms of this Agreement, to appoint one or more Third Parties to manufacture Compound, Additional Compound, Product or Additional Product.  For the avoidance of doubt, GSK, subject to Section 1.3(iii), shall have the ultimate decision making authority over the use of Third Parties in its manufacturing supply chain.

13.2           Upon GSK’s request, at GSK’s sole cost and expense, VALEANT, itself or through a Third Party manufacturer, will supply GSK with Product, Compound, Additional Compound(s) and/or Additional Product (s) in such forms and quantities as GSK requests to complete additional pre-clinical studies as well as clinical studies, and for initial Commercialization, and will do so at VALEANT’s Manufacturing Cost; provided, however, that VALEANT’s obligation to supply GSK with Compound or Additional Compound(s) will not, unless otherwise agreed by the Parties, exceed the quantities or the timeframe set forth on Schedule 1.4.   In the event that GSK requests such supply by VALEANT under this Section 13.2, within ninety (90) days of such request or any such longer period as shall be agreed between the Parties, the Parties shall enter into a supply and quality agreement as appropriate relating to supply of Product, Compound, Additional Compound or Additional Product hereunder.  VALEANT shall not enter into any supply agreements with Third Parties for the purpose of carrying out its obligations under this Section 13.2 without the prior written consent of GSK. At the written request of GSK, VALEANT will assign or facilitate the transfer of any such agreements with Third Parties to GSK, to the fullest extent possible, provided that such assignment or transfer is permitted under the supply agreement or is accepted by the Third Party.

13.3           Compound and Additional Compound(s) supplied by VALEANT to GSK will meet applicable Compound Specifications and will not be misbranded or adulterated.  Compound will be manufactured in accordance with GMPs; provided, however, that VALEANT may supply Compound and Additional Compound(s) not manufactured in accordance with GMP if specifically intended for non-human testing and as agreed to in writing in advance by GSK. GSK shall have the right to audit the manufacturing facility of VALEANT, and VALEANT shall procure such an audit right for GSK in respect of the use of any Third Parties under Sections 13.2 and 13.3, in each case on reasonable notice for the purpose of ensuring compliance with this Section 13.3.

13.4           For the period of supply under Section 13.2, VALEANT will use Commercially Reasonable Efforts to implement the manufacturing process improvements as agreed between the Parties in the Development Plans and the resulting savings shall be reflected in VALEANT’s Manufacturing Costs.  VALEANT shall ensure that it retains Control over any intellectual property rights arising in the course of its supply to GSK under Section 13.2.

13.5           Promptly following the Effective Date and continuing during the Term, upon request by GSK, and at no cost or expense to GSK, VALEANT will use Commercially Reasonable Efforts to deliver to GSK all information Controlled by VALEANT, and will use Commercially Reasonable Efforts to procure that VALEANT’s Third Party manufacturer(s)

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

transfer to GSK all information Controlled by such Third Party manufacturer, in each case, reasonably necessary or materially useful for GSK or its Affiliates or its Third Party manufacturer, to commence manufacturing Compound and Additional Compound(s), including, without limitation, any and all analytical methods(including applicable reference standards), full batch documentation, packaging records, release, stability, storage and shelf-life data, manufacturing process information and on request by GSK, any stocks held by VALEANT of Product, Compounds or Additional Compounds. VALEANT shall further provide sufficient technology transfer services, including the necessary training and expertise and assistance (including any assistance required from VALEANT or its Third Party manufacturers) at VALEANT’s cost and expense, to ensure the transfer and replication of the Product, Compound, Additional Compound and Additional Product manufacturing processes at GSK’s or GSK’s Third Party manufacturer’s site.

XIV.  MISCELLANEOUS

14.1           Hart-Scott-Rodino.

14.1.1                      HSR Filing.  If required by applicable Law, both Parties shall promptly file, following the Execution Date, their respective pre-merger notification and report forms with the Federal Trade Commission (“FTC”) and the Department of Justice (“DOJ”) pursuant to the HSR Act (the “HSR Filing”).  Each Party will be responsible for its own costs and expenses associated with any HSR Filing but GSK shall be responsible for payment of all fees to the FTC and DOJ with respect to such HSR Filing.

14.1.2                      Cooperation.

(a)           The Parties shall use their Commercially Reasonable Efforts to obtain prompt clearance required under the HSR Act for the consummation of this Agreement and the transactions contemplated hereby and shall keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC and the DOJ and shall comply promptly with any such inquiry or request; provided, however, that neither Party shall be required to consent to the divestiture or other disposition of any of its or its Affiliates’ assets or to consent to any other material structural or conduct remedy.

(b)           The Parties hereto commit to instruct their respective counsel to cooperate with each other and use Commercially Reasonable Efforts to facilitate and expedite the identification and resolution of any such issues and, consequently, the expiration of the applicable HSR Act waiting period.  Said Commercially Reasonable Efforts and cooperation include, but are not limited to, counsel’s undertaking:  (i) to keep each other appropriately informed of communications from and to personnel of the reviewing antitrust authority; and (ii) to confer with each other regarding appropriate contacts with and response to personnel of the FTC or DOJ.

14.1.3                      HSR Act Compliance.  Notwithstanding anything to the contrary in this Agreement, this Section 14.1 shall be binding upon the Parties as of the Execution Date;

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however, the remainder of this Agreement shall not take effect, and commencement of the collaboration shall not occur, until the Effective Date, which is based HSR Clearance Date.  As used herein, the “HSR Clearance Date” shall mean such time as:  (a) the Parties shall have complied with all applicable requirements of the HSR Act; (b) the waiting period under the HSR Act shall have expired or earlier been terminated; (c) no judicial or administrative proceeding opposing consummation of all or any part of this Agreement shall be pending; (d) no injunction (whether temporary, preliminary or permanent) prohibiting consummation of the transactions contemplated by this Agreement or any material portion hereof shall be in effect; and (e) no requirements or conditions shall have been formally requested or imposed by the DOJ or FTC in connection therewith that are not reasonably and mutually satisfactory to the Parties (collectively, the “HSR Conditions”).  In the event that the HSR Conditions are not met within six (6) months of the Execution Date, this Agreement shall be null and void.

14.2           Governing Law.  For all matters other than the scope and validity of patents, this Agreement shall be deemed to have been made in the State of Delaware and its form, execution, validity, construction and effect shall be determined in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof and the Parties agree to the personal jurisdiction of and venue in any federal or state court located in Delaware.  The application of the United Nations Convention for Contracts for the International Sales of Goods is hereby expressly excluded.

14.3           Dispute Resolution.

14.3.1                      The Parties agree that with respect to any disputes that are not within the authority of the Joint Steering Committee in Article III (all such disputes that are not within the authority of the Joint Steering Committee would include disputes arising with respect to the interpretation, enforcement, termination or invalidity of this Agreement, and for the purposes of this Section 14.3, each a “Dispute”), the Dispute shall first be presented to the Chief Executive Officer of VALEANT and the Chief Executive Officer of GSK, or their respective designees for resolution.  If the Chief Executive Officers, or their respective designees, cannot resolve the Dispute within thirty (30) days of the request to do so, either Party may initiate arbitration proceedings with respect thereto as provided in Section 14.3.2 below.  Prior to the establishment of an arbitration tribunal,  VALEANT and GSK shall each have the right to apply to any court of competent jurisdiction for appropriate interim or provisional relief, as necessary to protect the rights or property of that Party.

14.3.2                      Any Dispute shall be finally resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”), except as modified herein.  The place of arbitration shall be Wilmington, Delaware.  If the amount in controversy is $50 million or less (including all claims and counterclaims) there shall be one (1) neutral and impartial arbitrator who shall be agreed upon by the Parties within twenty (20) days of receipt by respondent of a copy of the demand for arbitration.  If the amount in controversy is more than $50 million (including all claims and counterclaims) there shall be three (3) arbitrators, of whom each Party shall appoint one (1)

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within thirty (30) days of the receipt by the respondent of the demand for arbitration.  The three (3) arbitrators so appointed shall select the chair of the arbitral tribunal within thirty (30) days of the appointment of the second arbitrator.  If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking, and ranking procedures in the Rules.  Any arbitrator appointed by the AAA shall be an attorney with no less than fifteen (15) years of experience with commercial cases and an experienced arbitrator, who shall, if practicable, have substantial experience with transactions or disputes related to the field of pharmaceutical products and/or, if applicable, intellectual property.  The arbitral tribunal is not empowered to award damages in excess of compensatory damages, and each Party hereby irrevocably waives any right to recover punitive, exemplary, multiple or similar damages with respect to any Dispute.  Any arbitration proceedings, decision, or award rendered hereunder and the validity, effect, and interpretation of this arbitration provision shall be governed by the Federal Arbitration Act, 9 U.S.C. §1 et seq.  The award shall be in writing and shall state the findings of fact and conclusions of law on which it is based.  The award shall be final and binding upon the Parties.  Judgment upon the award may be entered in any court having jurisdiction.  Any costs or fees (including attorneys’ fees and expenses) incident to enforcing the award shall be charged against the Party resisting such enforcement.  The arbitral tribunal shall have full authority to grant provisional remedies and to direct the Parties to request that any court modify or vacate any temporary or preliminary relief issued by such court.

14.3.3                      The Parties hereby submit to the exclusive jurisdiction of the federal and state courts located in Delaware for the purpose of an order to compel arbitration, for preliminary relief in aid of arbitration, or for a preliminary injunction to maintain the status quo or prevent irreparable harm prior to the appointment of the arbitrators, and to the non-exclusive jurisdiction of such courts for the enforcement of any award issued hereunder.  The Parties hereby agree to accept service of process pursuant to the notice provisions of this Agreement.

14.4           Assignment and Binding Effect.

14.4.1                      This Agreement may not be assigned, by operation of law or otherwise, by either Party without the prior written consent of the other, except as otherwise permitted under this Section 14.4:

(a)           VALEANT may assign this Agreement to an Affiliate or to a Third Party without such prior written consent as part of a merger, consolidation, sale, or transfer of all or substantially all its assets, but only if the assignee has or simultaneously acquires all of the necessary rights and other assets to perform VALEANT’s obligations under this Agreement.  A change of control or ownership of VALEANT by merger or otherwise will not constitute an impermissible assignment of this Agreement by VALEANT and such change of control will not result in the loss, impairment, or alteration of the rights and/or obligations the Parties hereto, except that upon such change of control or ownership of VALEANT (i) the Joint Steering Committee and Joint Patent Subcommittee shall cease to exist, (ii) all obligations and rights of the Joint Steering Committee and Joint Patent Subcommittee shall vest exclusively in GSK,

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

including without limitation, the right to make a final decision on matters originally within the scope of responsibilities of the Joint Steering Committee and Joint Patent Committee, and (iii) the Third Party successor to VALEANT shall have no right to participate in the commercialization of Product in the Collaboration Territory; and

(b)           GSK may assign this Agreement to any Affiliate or to a Third Party without such prior written consent as part of a merger, consolidation, sale, or transfer of all or substantially all its assets, but only if the assignee has or simultaneously acquires all of the necessary rights and other assets to perform GSK’s obligations under this Agreement.

14.4.2                      No assignment under this Section 14.4 shall be effective unless the intended assignee executes and delivers to the Party which is not the assignor a writing whereby the assignee expressly undertakes to perform and comply with all of its assignor’s obligations hereunder.  Notwithstanding such undertaking, such assignor shall continue to be primarily liable for such assignee’s performance hereof and compliance herewith.

14.4.3                      Any assignment in violation of this Section 14.4 shall be void and of no effect.

14.4.4                      This Agreement, and the rights and obligations of the Parties herein contained, shall be binding upon, and shall inure to the benefit of, the Parties and their respective legal representatives, successors and permitted assigns.

14.5           Independent Contractor Status.  The relationship of the Parties is that of independent contractors.  Nothing in this Agreement will be construed to constitute, create, give effect or otherwise imply a joint venture, agency, partnership or other formal business organization or any employer/employee relationship of any kind between the Parties.

14.6           Notices.  All notices, requests and other communications required or permitted to be given hereunder or with respect hereto will be in writing, and may be given by (i) personal service, (ii) registered first-class United States mail, postage prepaid, return receipt requested, or (iii) overnight delivery service, charges prepaid, and in each case addressed to the other Party at the address for such Party as set forth below, and shall be effective upon receipt in the case of clauses (i) or (iii) above, and five days after mailing in the case of clause (ii) above.

If to GSK:	Glaxo Group Limited Glaxo Wellcome House Berkeley Avenue Greenford, Middlesex UB6 0NN United Kingdom Facsimile: 011 44 208-047-6904 Attention: Company Secretary
With a copy to	GlaxoSmithKline 709 Swedeland Road

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

P.O. Box 1539
King of Prussia, PA 19406-0939 USA
Facsimile:  (610) 270-5880
Attention :  Senior Vice President, Worldwide Business Development
and
Glaxo Smith Kline
2301 Renaissance Boulevard
Mail Code RN0220
King of Prussia, PA 19406
Facsimile:  (610) 787-7084
Attention:  Vice President and Associate General Counsel, R&D Legal Operations – Business Development Transactions

If to VALEANT:	Valeant Pharmaceuticals International One Enterprise Aliso Viejo, California 92656 Facsimile: (949) 461-6641 Attention: General Counsel
With a copy to	Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036
	Attn:	Stephen F. Arcano
Ann Beth Stebbins
	Fax:	(212) 735-2000

The address of either Party set forth above may be changed from time to time by written notice in the manner prescribed herein from the Party requesting the change.

14.7           Further Assurances.  The Parties will execute and deliver any further or additional instruments or documents and perform any acts which may be reasonably necessary in order to effectuate and carry out the purposes of this Agreement.

14.8           Waivers.  The waiver by either Party of a default or a breach of any provision of this Agreement by the other Party will not operate or be construed to operate as a waiver of any subsequent default or breach.  The continued performance by either Party with knowledge of the existence of a default or breach will not operate or be construed to operate as a waiver of any default or breach.  Any waiver by a Party of a particular provision or right will be in writing, will be as to a particular matter and, if applicable, for a particular period of time and will be signed by such Party.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

14.9           Entire Agreement.  This Agreement (including the Exhibits and Schedules hereto) constitutes the entire agreement between the Parties, and supersedes all prior agreements and negotiations with respect to the subject matter hereof, and may be modified only by written agreement executed by both Parties.

14.10         Severability.  If any provision in this Agreement is deemed to be, or becomes, invalid, illegal, void or unenforceable under applicable laws, then: (i) it will be deleted with respect to the applicable jurisdiction(s) to which such Law pertains and the validity, legality and enforceability of the remaining provisions of this Agreement shall not be impaired or affected in any way, and (ii) the Parties will use Commercially Reasonable Efforts to substitute for the invalid, illegal or unenforceable provision a valid, legal and enforceable provision which conforms as nearly as possible with the original intent of the Parties.

14.11         Counterparts.  This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original but all of which taken together shall be deemed a single instrument.  A facsimile transmission of the signed Agreement will be legal and binding on both Parties.

14.12         Force Majeure.  Neither Party to this Agreement will be liable for failure or delay in the performance of any of its obligations hereunder (other than the failure to pay monies owed), if such failure or delay is due to acts of God, earthquakes, fires, strikes, acts of war (whether declared or not), terrorism, civil unrest, or intervention of any governmental authority (a “Force Majeure Event”), but any such delay or failure will be remedied by such Party as soon as practicable after the removal of the cause of such failure or delay.  Upon the occurrence of an event of force majeure, the Party failing or delaying performance will promptly notify the other Party in writing, setting forth the nature of the occurrence, its expected duration and how such Party’s performance is affected, and the Party failing or delaying performance will use its Commercially Reasonable Efforts to mitigate any damages suffered by the other Party as a result of the failure or delay.

14.13         Interest on Late Payments.  If any Party fails to pay in full on or before the date due any royalty, fee or other amount that is required to be paid to the other Party under this Agreement, the paying Party will also pay to the other Party (or its designee), on demand, interest at a rate equal to:  (i) the prime rate as reported by Citibank N.A., plus two percent (2%) per year; or (ii) if lower, the maximum rate permitted by law; calculated on the number of days such payment is delinquent, compounded annually and computed on the basis of a three hundred sixty five (365) day year.

14.14         Cumulative Remedies. Unless otherwise set forth in this Agreement, all rights and remedies of the Parties, including all rights to payment, rights of termination, rights to injunctive relief, and other rights provided under this Agreement, shall be cumulative and in addition to all other remedies provided for in this Agreement, in law, and in equity.

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14.15         Amendment.  This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by both Parties that specifically refers to this Agreement.

14.16         Headings and References.  All section headings contained in this Agreement are for convenience of reference only and will not affect the meaning or interpretation of this Agreement.

14.17         No Strict Construction.  This Agreement has been prepared jointly and will not be strictly construed against either Party.

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IN WITNESS WHEREOF, the Parties hereto, intending to be legally bound hereby, have caused this License and Collaboration Agreement to be executed by their duly authorized representatives as of the date first written above.

VALEANT PHARMACEUTICALS		GLAXO GROUP LIMITED
NORTH AMERICA

By:	/s/ J. MICHAEL PEARSON	By:	/s/ V.A. WHYTE

Name:	J. Michael Pearson	Name:	V.A. Whyte

Title:	Chairman and CEO	Title:	Assistant Secretary

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EXHIBIT A

OPERATING EXPENSES

Operating Expenses are the sum of the following expenses, determined in accordance with US GAAP and IFRS, as applicable, for expenses allocated to the GSK Territory consistent with each Party’s and its Affiliates’ accounting practices used with respect to their products, to the extent reasonably incurred, (allocated among products, activities, and territories as specified below).  To the extent that expenses were specific to the Product and to the Collaboration Territory, 100% of each item is included in Operating Expenses.  To the extent that expenses are general to both Products and Additional Products, or to other products or activities, or to both the Collaboration Territory and other territories, expenses are divided between the Product and Additional Products, or among other products, activities and territories, as set forth in the definition of "Operating Expenses" and Section 2.3.5.

***.

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The Parties recognize that it may be impractical or impossible to precisely allocate expenses between a Product and non-Products, or between the Collaboration Territory and other territories, and agree to rely on the Joint Steering Committee’s good faith and commercially reasonable allocation, provided that GSK and VALEANT have presented to the Joint Steering Committee their analysis for allocating Operating Expenses.

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EXHIBIT B

INITIAL PRESS RELEASE

VALEANT PHARMACEUTICALS AND GLAXOSMITHKLINE ANNOUNCE
WORLDWIDE COLLABORATION AGREEMENT FOR RETIGABINE

•	Retigabine is a potentially significant advance for treatment of epilepsy
•	GSK to make upfront payment to Valeant of $125 million
•	Valeant to share up to 50 percent of net profits in U.S., Canada, Australia, New Zealand and Puerto Rico and receive up to a 20 percent royalty on net sales throughout rest of world

ALISO VIEJO, California and LONDON, UK, August 28, 2008 – Valeant Pharmaceuticals International (NYSE: VRX) and GlaxoSmithKline (GSK) today announced that they have entered into an exclusive worldwide collaboration agreement for the investigational drug retigabine, a first in class neuronal potassium channel opener for treatment of adult epilepsy patients with refractory partial onset seizures.  Retigabine has shown robust efficacy and safety as demonstrated in two large completed Phase III trials conducted in patients with refractory epilepsy receiving treatment with up to three antiepileptic drugs (AEDs).  Valeant and GSK plan to file a New Drug Application in the U.S. and a Marketing Authorization Application in Europe by early 2009.  The retigabine program also includes an ongoing study in patients with post-herpetic neuralgia (PHN), a painful and common complication of shingles.

Under the terms of the agreement, Valeant will grant GSK worldwide development and commercialization rights to retigabine, VRX698 and the other back-up compounds from the potassium channel opener discovery program in exchange for an upfront payment of $125 million to Valeant.  Additionally, GSK will pay Valeant up to $545 million based on the achievement of certain regulatory, development and commercialization milestones and the development of additional indications for retigabine.  Valeant will co-commercialize with GSK and will share up to 50 percent of net profits within the U.S., Canada, Australia, New Zealand and Puerto Rico, and will receive up to a 20 percent royalty on net sales of retigabine outside those regions.  The two companies will jointly fund all global research and development expenses for retigabine, and GSK will completely fund the development of VRX698 and the other back-up compounds from the potassium channel

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opener discovery program.  Valeant could receive up to an additional $150 million based on the achievement of certain regulatory, development and commercial milestones for VRX698 and the back-up compounds and double-digit royalties on worldwide sales.

“We were pleased with the significant interest shown in retigabine and we have selected GSK as a collaborator because we believe they are ideally suited and strongly committed to the continued development of this important compound,” stated J. Michael Pearson, chairman and chief executive officer of Valeant.  “GSK’s development expertise and strong commercial infrastructure will be critical to maximizing the worldwide potential of retigabine.  We believe this collaboration will strengthen our ability to bring this medicine to patients suffering from epilepsy and a variety of other conditions.”

“GSK is looking forward to working with Valeant to provide important medicines like retigabine to the medical community and to the patients we serve,” commented Steve Stefano, senior vice president, GSK U.S. NeuroHealth Division.  “There is a significant need for novel anti-epileptic drugs, as almost one-third of patients with epilepsy continue to experience seizures despite treatment with currently available medications.  We believe that retigabine could potentially play a significant role in improving the management of epilepsy and is a welcome addition to GSK’s portfolio.”

About Epilepsy

Epilepsy, defined by recurrent unprovoked seizures, is a change in sensation, awareness, or behavior brought about by an electrical disturbance in the brain. The kind of seizure a person has depends on which part and how much of the brain is affected by the disturbance that produces seizures.  Primary generalized seizures are those that involve the entire brain from the outset, while partial onset seizures begin in a focal area of the cerebral cortex.  In most cases the cause of epilepsy is unknown.   Epilepsy affects over 50 million people of all ages worldwide.  Approximately 30 percent of people with epilepsy experience seizures that are not adequately controlled with currently prescribed AEDs - the results of which are substantial deleterious effects on individual health and quality of life.

About Potassium Channel Openers

Potassium channels are one of the voltage-gated ion channels found in neuronal cells and are an important determinant of neuronal activity.  Numerous ion-channel mutations have been linked to epilepsy, and many antiepileptic medications modulate sodium or calcium channels. Potassium channels have been demonstrated in animal models to be critical in regulating membrane potential.

Retigabine is the first potassium channel opener to reach late stage clinical development.  It is believed that by facilitating the opening of specific neuronal potassium channels, retigabine causes a hyperpolarizing shift in the potassium current and thereby reduces the excitability of neuronal cells.  Dampening of neuronal excitability is an important mechanism for reducing the potential for seizures.

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About the Retigabine Program

Following a Special Protocol Assessment by the FDA, two Phase III trials of retigabine were initiated in 2005.  RESTORE 1 (Retigabine Efficacy and Safety Trial for partial Onset Epilepsy) was conducted at approximately 50 sites, mainly in the Americas (U.S., Central/South America), and RESTORE 2 was conducted at approximately 70 sites, mainly in Europe.

RESTORE 1 evaluated a 1200 mg daily dose of retigabine (the highest dose in the RESTORE program) versus placebo, and RESTORE 2 evaluated a 600 mg and 900mg daily dose of retigabine versus placebo as adjunctive therapy in patients taking stable doses of one to three additional AEDs.  At all three doses tested, retigabine demonstrated statistically significant (p < 0.01) results on the primary efficacy endpoints important for regulatory review by both the FDA and the European Medicines Evaluation Agency.

In RESTORE 1, the median reduction in 28-day total partial seizure frequency from baseline to the end of the double-blind period (the FDA primary efficacy endpoint) in the intent-to-treat (ITT) population was 44.3% (n=151) and 17.5% (n=150) in the retigabine 1200 mg arm and placebo arm of the trial, respectively.  The responder rate, defined as ≥ a 50% reduction in 28-day total partial seizure frequency during maintenance (the dual primary efficacy endpoint required for the European submission) was 55.5% (n=119) and 22.6% (n=137) in the retigabine 1200 mg group and the placebo group of the trial, respectively.

In RESTORE 2, the median reduction in 28-day total partial seizure frequency from baseline to the end of the double-blind period in the ITT population was 39.9% (n=178), 27.9% (n=181) and 15.9% (n=179) in the retigabine 900 mg group, retigabine 600 mg group and the placebo group of the trial, respectively.  The 50% responder rate during the maintenance phase was 47.0% (n=149), 38.6% (n=158) and 18.9% (n=164) in the retigabine 900 mg, retigabine 600 mg and the placebo arms of the trial, respectively.

The most common side effects associated with retigabine in the RESTORE trials included dizziness, somnolence, fatigue, confusion, dysarthria (slurring of speech), ataxia (loss of muscle coordination), blurred vision, tremor, and nausea. Urinary bladder effects, whilst monitored during the studies, were uncommonly reported.

In November 2007, Valeant initiated a Phase II clinical trial of retigabine for the treatment of pain associated with PHN, a painful and common complication of shingles.  Valeant is also currently developing a modified release formulation in order to provide a more convenient dosing schedule, as well as evaluating the potential use of retigabine in treating other conditions.

About Valeant

Valeant Pharmaceuticals International (NYSE: VRX) is a global specialty pharmaceutical company that develops, manufactures and markets a broad range of pharmaceutical products primarily in the areas of neurology, infectious disease and dermatology. More information about Valeant can be found at www.valeant.com.

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About GlaxoSmithKline

GSK – one of the world’s leading research-based pharmaceutical and healthcare companies – is committed to improving the quality of human life by enabling people to do more, feel better and live longer.  For further information, please visit www.gsk.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements, including, but not limited to, statements regarding expectations or plans of development program for retigabine and the potential role retigabine could play in managing epilepsy and in treating other indications, and the commercial opportunity retigabine may present for Valeant. These statements are based upon the current expectations and beliefs of Valeant’s management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties related to the clinical development of retigabine, the fact that adverse events are not always immediately apparent even in well designed clinical trials, regulatory approval processes, the potential that competitors may bring to market drugs or treatments that are more effective of more commercially attractive than retigabine, and other risks and uncertainties discussed in the company’s filings with the SEC. Valeant wishes to caution the reader that these factors are among the factors that could cause actual results to differ materially from the expectations described in the forward-looking statements. Valeant also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this release. The company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this release or to reflect actual outcomes.

Valeant Contact:
Investor and Media	Laurie W. Little	(949) 461 6002

GSK Contacts:
UK Media enquiries:	Philip Thomson	(020) 8047 5502
	Claire Brough	(020) 8047 5502
	Alice Hunt	(020) 8047 5502
	Gwenan White	(020) 8047 5502

US Media enquiries:	Nancy Pekarek	(919) 483 2839
	Mary Anne Rhyne	(919) 483 2839
	Sarah Alspach	(215) 751 7709

European Analyst/Investor enquiries:	David Mawdsley	(020) 8047 5564

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	Sally Ferguson	(020) 8047 5543
	Gary Davies	(020) 8047 5503

US Analyst/ Investor enquiries:	Frank Murdolo	(215) 751 7002
	Tom Curry	(215) 751 5419

###

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EXHIBIT C

TRADEMARK LICENSE AGREEMENT

THIS AGREEMENT is entered into as of the ___ day of ______, 200_, by and between _______________________ (“Licensor”) and ____________________ (“Licensee”).

WHEREAS, Licensor and Licensee are Parties to a License and Collaboration Agreement dated as of August __, 2008 (“Agreement”);

WHEREAS, Licensor or its Affiliates are the owner of the product Trademark(s) set forth on Attachment 1 hereto for use exclusively with pharmaceutical products incorporating Compound (as defined in the Agreement) (hereinafter referred to as the “Licensed Mark”);

WHEREAS, Licensee desires to utilize the Licensed Mark in connection with one or more products contemplated by the Agreement and described as follows [TBD] (“[the Product]”); and

WHEREAS, Licensor is willing to grant to Licensee the right to use the Licensed Mark on the [the Product] and has the ability to do so, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained, and for other good and valuable consideration, the Parties agree as follows:

I

DEFINITIONS

All capitalized terms used but not otherwise defined herein will have the meanings ascribed to them in the Agreement.

II

GRANT OF LICENSE

Licensor hereby grants to Licensee, and Licensee hereby accepts, an exclusive royalty-free license to use the Licensed Mark in the Territory (as defined below) in connection with [the Product], including but not limited to use the Licensed Mark in such country(ies) in the Territory in connection with the making, having made, use, sale, offering for sale, importation, packaging, distributing and promoting of the Product and/or Additional Product in the Field and in such country(ies) the Territory and as part of a domain name, subject to the terms and conditions set forth herein. Licensor, at its own cost outside of the Collaboration Territory and as an Operating Expense inside the Collaboration Territory, will be responsible for maintaining and renewing Trademark registrations for the Licensed Mark, subject to Section IX(b) below.

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III

TERRITORY AND TERM

The Territory shall be as defined in the Agreement.  The term of this license shall be any period during which Licensee has the right to commercialize [the Product] during the Term and following termination of the Agreement.

IV

ACKNOWLEDGMENT OF RIGHTS

Licensee acknowledges that Licensor is the owner of the Licensed Mark, and that all use of the Licensed Mark by Licensee and any resulting goodwill and reputation shall inures to the benefit of Licensor.  The Licensee acknowledges that the Licensed Mark is the sole and exclusive property of the Licensor and all goodwill accrued through use of the Licensed Mark shall be deemed to be the absolute property of the Licensor.  The Licensee shall at the request and expense of the Licensor do all such acts and things (including the execution of any documents) necessary to protect the title of the Licensor to such goodwill.  Licensee further acknowledges that the Licensor’s rights in and to the Licensed Mark constitute valuable assets of Licensor.

V

QUALITY CONTROL

In order to protect the goodwill and reputation associated with the Licensed Mark, Licensee covenants and agrees that:

(a)           Quality of Product: Licensee will provide Licensor with representative specimens of [the Product] bearing the Licensed Mark and of the packaging, labeling, advertising, and promotional material showing Licensee’s use of the Licensed Mark.

(b)           Requirements of Trademark Use: In all publicly disseminated packaging, labeling, advertising, and promotional material referencing the Licensed Mark, Licensee will use the Licensed Mark in the manner set forth in the Requirements of Trademark Use set forth as Attachment 1 hereto, and in strict accordance with the reasonable standards of policy, specifications, directions and information given by the Licensor from time to time.  Any deviation from the Requirements of Trademark Use must be approved in writing by Licensor, which shall not be unreasonably withheld or delayed.

(c)           Compliance with Applicable Laws: Without limiting any other provision of this Trademark License Agreement, [the Product], the packaging and advertising therefor, and the manufacture, distribution, promotion, and sale thereof will comply with all applicable laws and regulations.

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(d)           Licensee shall immediately inform Licensor of any possible infringement of the Licensed Mark or of any other matter affecting the validity of he Trademark that may come to its attention.

VI

TERMINATION AND RENEWAL

(a)           (i)           Licensor may terminate this Trademark License Agreement only if Licensee has breached a material obligation under this Trademark License Agreement and has not cured the breach within sixty (60) days after notice by Licensor of such breach or, if such breach is not amenable to cure within such sixty (60) day period, Licensee has not commenced a cure within such period.

(ii)           Licensee may terminate this Trademark License Agreement at any time upon notice to Licensor.

(iii)           Upon proper termination of this Trademark License Agreement by either Party, Licensee will discontinue using the Licensed Mark.  Licensee may, however, continue to use any signs, advertising and marketing materials, purchase orders, and the like that bear the Licensed Mark and sell any [the Product] bearing the Licensed Mark in its inventory as of the date of termination until the supplies have been exhausted, up to six (6) months following such termination.  Thereafter, Licensee may not use the Licensed Mark, or any name or mark confusingly similar to the Licensed Mark, in connection with its pharmaceutical products, except as otherwise permitted by Law.

VII

THIRD PARTY INFRINGEMENTS

(a)           (i)           If either Party learns of any use by any Person of any product or material bearing any name, mark, or designation that infringes or is likely to infringe the Licensed Mark, it will promptly notify the other Party.  Except as otherwise provided in subparagraph (ii) of this paragraph (a), whether to take action shall be in Licensor’s sole discretion, after discussion with Licensee.  If requested by Licensor, Licensee will join with Licensor at Licensor’s expense in such action as Licensor in its reasonable discretion may deem advisable for the protection of its rights, all at Licensor’s expense.  In connection therewith, Licensee will cooperate to the extent reasonably required by Licensor to stop such infringement or act, and, if so requested by Licensor, will join with Licensor as a Party to any action brought by Licensor for such purpose.  If Licensor determines to take action, then (subject to subparagraphs (ii) and (iii)) Licensor will have full control over any action taken, including the right to select counsel, to settle on any terms it deems advisable in its discretion, to appeal any adverse decision rendered in any court, to discontinue any action taken by it, and otherwise to make any decision in respect thereto as it in its discretion deems advisable.  Licensor will bear all

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expenses connected with the foregoing and any recovery as a result of such action will belong solely to Licensor

(ii)           Notwithstanding anything contained in subparagraph (i) of this paragraph (a), if Licensee has exclusive rights to use the Licensed Mark pursuant to the expiration or earlier termination of the Agreement and Licensor does not take any action on a Third Party infringement within 60 days after receiving notice or other evidence of possible infringement, Licensee may take such action at its sole cost and expense, in which case any recovery as a result of such action will belong solely to Licensee.

(iii)           Licensor will not, without Licensee’s prior written consent, enter into any settlement of an action brought by Licensor which would (x) affect the rights granted to Licensee under this Trademark License Agreement, (y) include any admission of liability on the part of the Licensee or (z) not include an unconditional release of the Licensee from all liability for claims that are the subject matter of such action.

(b)           In addition, if Licensee receives any written notice or claim that the use by Licensee of the Licensed Mark infringes the intellectual property rights of a Third Party, then Licensee will promptly so notify Licensor in writing.  Licensor shall control any action taken in relation to such notice or claim, provided, however, that if it appears reasonably likely that the claimed infringement will give rise to a Claim for indemnification hereunder, then the Party against whom such Claim for indemnification would be made will have the first right to defend against such Claim in accordance with Article XII of the Agreement.  If Licensee is required to obtain a license to such intellectual property rights, then Licensee may offset against the royalties otherwise payable to Licensor hereunder but solely as to that portion of the royalties attributable to the [the Product](s) at issue and in respect of the country(ies) at issue, the amount of any royalties and other payments paid by Licensee to the Third Party for such license to the extent it relates to the use of the Licensed Mark; provided, however, that any such offset shall be subject to a cap as to any Quarter of 50% of the royalties or Net Profits otherwise payable for [the Product](s) at issue and in respect of the country(ies) at issue up to a maximum of fifty-percent (50%) of royalties or Net Profits.

VIII

TRADEMARK REGISTRATIONS

(a)           If registration of Licensee as a registered user of the Licensed Mark is required, Licensee will bear the cost outside of the Collaboration Territory and such cost will be an Operating Expense inside the Collaboration Territory, and such costs will include government fees and reasonable Trademark agents’ fees, relating to such registration.

IX

MISCELLANEOUS PROVISIONS

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(a)           No Joint Venture.  The relationship of the Parties hereto is that of independent contractors.  Nothing in this Agreement will be construed to constitute, create, give effect or otherwise imply a joint venture, agency, partnership or other formal business organization or any employer/employee relationship of any kind between the Parties.

(b)           Waivers.  The waiver by either Party of a default or a breach of any provision of this Trademark License Agreement by the other Party will not operate or be construed to operate as a waiver of any subsequent default or breach.  The continued performance by either Party with knowledge of the existence of a default or breach will not operate or be construed to operate as a waiver of any default or breach.

(c)           Entire Agreement.  This Trademark License Agreement (including the Exhibits and Schedules hereto) together with the Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, superseding all prior agreements and negotiations.  In the event of any inconsistency between this Trademark License Agreement and any procedures or other ancillary agreements or documents contemplated by this Trademark License Agreement, the terms of this Trademark License Agreement will govern.

(d)           Governing Law.  This Trademark License Agreement will be deemed to have been made in the State of New York and its form, execution, validity, construction and effect will be determined in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

(e)           Amendment.  This Trademark License Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by both Parties that specifically refers to this Trademark License Agreement.

(f)           Assignability and Sublicensing.  Either Party may assign or transfer this Trademark License Agreement, provided that the rights granted hereunder are not adversely affected thereby and any such assignee or transferee or purchaser expressly agrees in writing to be bound by its terms.  This Trademark License Agreement and the rights and obligations hereunder will be binding upon and inure to the benefit of the Parties hereto and their respective successors (including successors by operation of law) and legal representatives.

(g)           Notices.  All notices, requests and other communications required or permitted to be given hereunder or with respect hereto will be in writing, and may be given by (i) personal service, (ii) registered first-class United States mail, postage prepaid, return receipt requested, or (iii) overnight delivery service, charges prepaid, and in each case addressed to the other Party at the address for such Party as set forth below, and shall be effective upon receipt in the case of clauses (i) or (iii) above, and five days after mailing in the case of clause (ii) above.

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If to GSK:

:
With a copy to:

If to VALEANT:

The address of either Party set forth above may be changed from time to time by written notice in the manner prescribed herein from the Party requesting the change.

(h)           Captions.  The section captions used in this Trademark License Agreement are for reference and cross-reference purposes only and will not otherwise affect the meaning or interpretation of this Trademark License Agreement.

(i)           Counterparts.  This Trademark License Agreement may be executed in more than one counterpart, each of which will be deemed to be an original but all of which taken together will be deemed a single instrument.

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IN WITNESS WHEREOF, Licensor and Licensee have each caused this Trademark License Agreement to be duly executed in its corporate name by a duly authorized representative as of the date first above written.

LICENSEE:
By:
Name:
Title:

LICENSOR:
By:
Name:
Title:

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ATTACHMENT 2 TO THE TRADEMARK LICENSE AGREEMENT

REQUIREMENTS OF TRADEMARK USE

1.           The Licensed Mark will be used in all upper case letters, so as to distinguish them from the surrounding text.

2.           The first or most prominent reference to the Licensed Mark will be marked with a “TM” or “®” symbol, as appropriate.

3.           The Licensed Mark will be followed by the appropriate generic term at least once in each package or promotional piece.

4.           The Licensed Mark will not be used in possessive form.

5.           The Licensed Mark will not be used in the plural form.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXHIBIT D

DEFINITIONS

For purposes of this Agreement, the following definitions shall apply:

“2008/09 Development Plan” means the development plan so titled attached hereto as Schedule 3.2.1.

“AAA” has the meaning ascribed to that term in Section 14.3.2.

“Abandoning Party” has the meaning ascribed to that term in Section 5.4.

“Acceptance of the First Filing of an MAA” has the meaning ascribed to that term in Section 2.2.2.

“Act” means the United States Food, Drug and Cosmetic Act of 1938, as amended from time to time, and its implementing regulations.

“Additional Compound” means VRX-698 and any other compounds that are neuronal potassium channel openers exhibiting primary activity for modulating the KCNQ2/3 receptor disclosed in the Valeant Patents, the names and structures of which are set forth on Schedule 1.1.

“Additional Product” means any pharmaceutical preparation that incorporates an Additional Compound and does not incorporate the Compound, including any formulation thereof, such as intravenous, transdermal, oral, or other dosage form.  Without limitation, each such pharmaceutical preparation having a distinct dosage form represents a separate Additional Product.

“Affiliate” means, with respect to any specified Person, at any time, a Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person at such time.  For purposes of this definition, “control,” when used with respect to any specified Person, shall mean (a) the direct or indirect ownership of more than fifty percent (50%) of the total voting power of securities or other evidences of ownership interest in such Person or (b) the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning ascribed to that term in the first paragraph of this Agreement.

“Agreement Patent” means a patent or patent application disclosing and claiming a Program Improvement.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Alliance Manager” has the meaning ascribed to that term in Section 3.1.8.

“Background License Agreements” means the agreements, letters, and other documents listed in Schedule 1.2.

“Claim” means any action, appeal, petition, plea, charge, complaint, claim, suit, demand, litigation, arbitration, mediation, hearing, inquiry, investigation, or similar event, occurrence, or proceeding.

“Collaboration Territory” means the United States, Australia, New Zealand, Canada, and Puerto Rico.

“Combination Product” means a Product or Additional Product when sold in combination with one or more other components and/or active ingredients, which other component(s) and/or active ingredient(s) contribute(s) substantially to the overall efficacy of the combination product.

“Commercially Reasonable Efforts” means that level of efforts and resources consistent with the usual practice followed by a Party in the exercise of reasonable business discretion relating to other pharmaceutical products owned by it or to which it has exclusive rights, which are of similar market potential and at a similar stage in development or product life, taking into account issues of patent coverage, safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the product (including, without limitation, pricing and reimbursement status achieved), and other relevant factors, including without limitation technical, legal, scientific, and/or medical factors, provided that in the case of GSK, such efforts shall not take into account the royalties or Net Profits owed by GSK to VALEANT or the availability to GSK of any Direct Competing Product or Indirect Competing Product and in the case of VALEANT, such efforts shall not take into account the royalties or Net Profits received from GSK under this Agreement or the availability to VALEANT of any Direct Competing Product or Indirect Competing Product.  For the avoidance of doubt, if a Direct Competing Product or Indirect Competing Product is being developed by GSK, GSK shall not be permitted to reduce the level of development efforts, commercialization efforts and resources that would otherwise be used by GSK in exercising its Commercially Reasonable Efforts to develop or commercialize the Product for any indication.

“Compound” means Retigabine, as described in Schedule 1.1, and will include (i) any compounds with alternative names but with the same chemical structure as Retigabine, and (ii) any salts, esters, solvates and/or crystalline polymorphs of Retigabine as well as any compounds that are transformed into Retigabine following its introduction into the body of a mammal, their stereoisomers, racemates, salts, solvates and/or crystalline polymorphs or any of their active metabolites either prior to or following introduction into the body of a mammal.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Compound Specifications” means the specifications set forth on Schedule 1.3.

“Confidential Information” means in the case of one Party (the “disclosing Party”), that Party’s know-how and financial or other confidential or proprietary non-scientific or non-technical business information that is Controlled by that Party or its Affiliates and made available (in whatever form and whether prior to, on, or after the Effective Date) to the other Party (the “receiving Party”) in connection with this Agreement or generated pursuant to this Agreement.  Notwithstanding the foregoing, Confidential Information shall not include:

a)	information which is or becomes part of the public domain through no breach of this Agreement by the receiving Party or any of its Affiliates;

b)	information which the receiving Party can demonstrate by its written records was known by the receiving Party or any of its Affiliates prior to the disclosure thereof by the disclosing Party;

c)
information which is independently developed by the receiving Party or any of its Affiliates, so long as such development does not result from use of Confidential Information of the disclosing Party, and such independent development can be demonstrated by written records of the receiving Party or any of its Affiliates; and

d)
information that becomes available to the receiving Party or its Affiliates on a non-confidential basis, whether directly or indirectly, from a Third Party who is not bound by a duty of confidentiality to the disclosing Party.

“Confidentiality Agreement” means the Confidentiality Agreement between VALEANT and GSK dated March 26, 2008.

“Control” or “Controlled” means, with respect to any compound, material, information, or intellectual property right, that a Party owns or has a license to use, commercialize, manufacture, market, distribute or sell, and has the ability to grant to the other Party a license or a sublicense (as applicable under this Agreement) to such compound, material, information, or intellectual property right as provided for herein without violating (i) the terms of any agreement or other arrangements with any Third Party existing at the time such Party would be first required hereunder to grant the other Party such license or sublicense or (ii) any Law applicable to such license or sublicense.

“Development Plans” has the meaning ascribed to that term in Section 3.2.1.

“Direct Competing Product” has the meaning ascribed to that term in Section 9.2.1.

“Discriminatory Conduct has the meaning ascribed to that term in Section 3.4.2(b).

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Dispute” has the meaning ascribed to that term in Section 14.3.1.

“DOJ” has the meaning ascribed to that term in Section 14.1.1.

“Effective Date” means the HSR Clearance Date, or if it is determined that an HSR Filing is not required, then the Execution Date.

“EMEA” means the European Medicines Agency of the European Union or any successor entity thereto having similar responsibilities with respect to pharmaceutical products such as the Products.

“Epilepsy Indication” means any indication that specifically refers to treatment of epilepsy patients for their epilepsy.

“Escalation Notice” has the meaning ascribed to that term in Section 3.1.7.

“Exchange Act” has the meaning ascribed to that term in Section 4.1.

“Excluded Item” has the meaning ascribed to that term in Section 10.1.2.

“Execution Date” has the meaning ascribed to that term in the first paragraph of this Agreement.

“FDA” means the United States Food and Drug Administration or any successor entity thereto having similar responsibilities with respect to pharmaceutical products such as the Products.

“Field” means all human uses and indications.

“Force Majeure Event” has the meaning ascribed to that term in Section 14.12.

“FTC” has the meaning ascribed to that term in Section 14.1.1.

“Generic Equivalent” means, as to any specific Product or Additional Product at issue which has received Regulatory Approval in the country at issue, an AB rated generic version (or equivalent rationale for substitution) of such Product or Additional Product (including having the same means of introducing Compound into the body of a patient) which has received Regulatory Approval in such country as follows: (i) in the United States, from the FDA (x) under an abbreviated NDA which refers to the specific product at issue as the Reference Listed Drug (as defined in 21 C.F.R. 314.3(b)), (y) under an NDA described in Section 505(b)(2) of the Act as to which information necessary for approval is contained in the NDA filed as part of the Program for the specific product at issue but as to which the applicant in the NDA for such potential Generic Equivalent does not have a right of reference or (z) by any means by which the potential Generic Equivalent can obtain Regulatory Approval based, in part, on information contained in the NDA filed as part of the Program for the specific product at issue but as to which the applicant in the application for Regulatory Approval for such potential Generic Equivalent does not have a right of reference granted by the NDA holder; and (ii) in any other country in the Territory, from the Regulatory Authority having jurisdiction in such country (x) under an application similar to an abbreviated NDA which references the specific Product at issue in a manner similar to a Reference Listed Drug, (y) under an application similar to an NDA described in Section 505(b)(2) of the Act as to which information necessary for approval is contained in the NDA filed as part of the Program for the specific product at issue (or the comparable application filed as part of the Program in any country at issue) but as to which the applicant in the application for such potential Generic Equivalent does not have a right of reference or (z) by any means by which the potential Generic Equivalent can obtain Regulatory Approval based, in part, on information contained in

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

the NDA filed as part of the Program for the specific product at issue (or the comparable application filed as part of the Program in any country in the Territory) but as to which the applicant in the application for Regulatory Approval for such potential Generic Equivalent does not have a right of reference in the Territory granted by the NDA holder.

“GMPs” means current Good Manufacturing Practices as defined from time to time by the Act, Commission Directive 2003/94/EC and related regulations or any successor laws or regulations governing the manufacture, handling, storage, and control of the Compound in the United States and the European Union, respectively, or as promulgated by any governmental or regulatory agency having jurisdiction over the manufacture of Product, Compound, Additional Compound or Additional Product (as applicable) in the form of laws of regulations.

*** has the meaning ascribed to that term in Section 2.2.2.

“GSK” has the meaning ascribed to that term in the first paragraph of this Agreement.

“GSK Auditor” has the meaning ascribed to that term in Section 2.3.9.

“GSK House Marks” has the meaning ascribed to that term in Section 3.5.

“GSK Indemnitees” has the meaning ascribed to that term in Section 12.2.

“GSK Supplied Material” has the meaning ascribed to that term in Section 11.2.2(h).

“GSK Territory” means all countries and territories in the Territory other than those in the Collaboration Territory.

“GSK Trademark” has the meaning ascribed to that term in Section 1.4.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“HSR Act” means the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

“HSR Clearance Date” has the meaning ascribed to that term in Section 14.1.3.

“HSR Conditions” has the meaning ascribed to that term in Section 4.1.3.

“HSR Filing” has the meaning ascribed to that term in Section 14.1.1.

“Immediate Release Product” means Product having a formulation that is the same as that used in Phase II Clinical Studies and Phase III Clinical Studies for Product prior to the Effective Date.

“Indemnitee” has the meaning ascribed to that term in Section 12.3.

“Indemnitor” has the meaning ascribed to that term in Section 12.3.

“Initial Press Release” has the meaning ascribed to that term in Section 10.2.

“IND” means any Investigational New Drug Application (including any amendments thereto) filed with the FDA pursuant to 21 C.F.R. §321 before the commencement of clinical trials of a Product or Additional Product, as applicable, or any comparable filings with any Regulatory Authority in any other jurisdiction.

“Indirect Competing Product” has the meaning ascribed to that term in Section 9.2.2.

“Joint Steering Committee” means the committee described in Section 3.1.1.

“Launch” means, on a country-by-country basis, the date of the first bona fide, arm’s length sale of a Product or Additional Product, as the case may be, in the Field and in a country following Regulatory Approval by GSK (or one of its Affiliates or permitted sublicensees) to a non-sublicensee Third Party in the Territory following Regulatory Approval.  Sales of a Product for registration samples, compassionate use sales, named patient use, inter-company transfers to Affiliates of GSK and the like will not constitute a Launch.

“Law” means all laws, statutes, regulations, or governmental, regulatory, or judicial orders or judgments in effect from time to time.

“Liabilities” has the meaning ascribed to that term in Section 12.1.

“License” has the meaning ascribed to that term in Section 1.1.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“MAA” means an NDA submitted to the FDA in the United States or a corresponding application for Regulatory Approval that has been submitted to a Regulatory Authority in any other country in the Territory.

“Major Additional Indication” has the meaning ascribed to that term in Section 2.2.2.

“Major Indication” has the meaning ascribed to that term in Section 9.2.2.

“Major EU Country” means the United Kingdom, France, Spain, Italy or Germany.

“Manufacturing Cost” means VALEANT’s costs as described in Schedule 1.4.

“Marketing Plan” means the marketing plan for the Product in the Collaboration Territory, as prepared by GSK in accordance with GSK’s normal and customary format and process for such plans, and reviewed and approved by the Joint Steering Committee as described in Section 3.4.1, as amended from time to time by GSK and approved by the Joint Steering Committee during the Term.

“Marketing Strategy” means the marketing strategy for the Product in the Territory determined by GSK and reviewed by the Joint Steering Committee, including product positioning, pricing, education programs, publications, sales messages, and Phase IIIb and Phase IV Clinical Studies, as such strategy may be amended by GSK from time to time during the Term.

“MEDA Agreement” means the Asset Purchase Agreement between Viatris GmbH & Co. KG and Xcel Pharmaceuticals, Inc. dated January 22, 2004, including any written amendments signed by the parties thereto.

“Modified Release Product” means Product that is a reformulation of the Immediate Release Formulation utilizing sustained release formulation, providing for once-daily or twice-daily dosing of Product in humans.

“NDA” means a New Drug Application as defined in Title 21 of the U.S. Code of Federal Regulations, Section 314.50, et seq., which is filed with the FDA in order to gain the FDA’s approval to commercialize a pharmaceutical product in the United States for the indications set forth in the New Drug Application.

“Net Profits” means Net Sales of Product less Operating Expenses.

“Net Sales” means the amount of gross sales of Products or, as applicable, Additional Products in a specified country or countries in the Territory for a specified period sold by GSK, its Affiliates or sublicensees (the “Selling Party”) to Third Parties less the following amounts actually and reasonably incurred, allowed, paid or accrued as reported by the Selling Party in its

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

financial statements prepared in accordance with the International Financial Reporting Standards (“IFRS”), applied on a consistent basis:

(a)           customer directed commissions and quantity, trade and cash discounts actually allowed or given;

(b)           discounts, replacements, credits or refunds actually allowed for the return of rejected, outdated, damaged or returned Products;

(c)           rebates, chargebacks and price adjustments actually allowed or given;

(d)           sales or similar taxes (including duties or other governmental charges or assessments) levied, absorbed, or otherwise imposed on the sale of Products (including VAT or other governmental charges measured by the billing amount, when included in such billing); and

(e)           charges for freight, handling, postage, transportation, insurance and other shipping charges;

provided, however, that:

(i)           sales or transfers of Products (or Additional Products) between or among GSK, any permitted sublicensee or any Affiliate of GSK, as well as sales or transfers resulting directly or indirectly from any Seller License, shall be excluded from Net Sales calculations for all purposes;

(ii)           Products or Additional Products that are made, sold or used in connection with any pre-clinical or clinical trials, or for any testing, quality control, evaluation or other development purposes, or distributed as samples, shall be excluded from Net Sales calculations for all purposes; and

(iii)           for Combination Products, the computation of Net Sales in a country shall be based on the relative average net selling price of the applicable Product or Additional Product in such country at issue as compared with the net selling prices of the other components or active ingredients contributing substantially to the overall efficacy of the Combination Product (as determined by identical methods, to the extent practical) during the applicable Quarter (although, if the Product, Additional Product or such other components or active ingredients were not separately invoiced or priced during the applicable quarterly period, the Net Sales computation shall be based on the relative fair market prices which the selling party would have charged for the Product or Additional Product and such other components or ingredients to a Third Party in an arm’s length transaction, as determined by GSK in its reasonable discretion); provided, however, that in the instance of any Combination Product where the Product or Additional Product is sold in combination with a diagnostic device, the

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

computation of Net Sales for such Product or Additional Product shall be based solely on the average net selling price of the applicable Product in the country at issue when sold as a stand-alone product.

“Non-Epilepsy Indication” means any indication specifically for treatment of a non-epileptic condition, including treatment of neuropathic pain, treatment of bipolar disorder, and treatment to prevent migraine headaches.

“Operating Expenses” means the expenses described in the categories set forth on Exhibit A to the extent such expenses are reasonably incurred, on a fully-allocated basis, and properly allocable to and deductible from sales of the Product in the Collaboration Territory in accordance with Article II of this Agreement, provided, however, that following the Launch of the Modified Release Product in the Collaboration Territory, all Operating Expenses relating or attributable exclusively to the Immediate Release Product in a particular country in the Collaboration Territory shall be allocated solely to the Immediate Release Product and all Operating Expenses relating or attributable exclusively to the Modified Release Product shall be allocated solely to the Modified Release Product.  To the extent that any such Operating Expenses cannot be attributable exclusively to the Immediate Release Product or Modified Release Product, such Operating Expenses will be allocated to the Immediate Release Product and to the Modified Release Product pro rata in proportion to the Net Sales of Immediate Release Product and Modified Release Product in the Collaboration Territory.

“Party” means VALEANT or GSK and “Parties” means VALEANT and GSK.

“Payment Report” has the meaning ascribed to such term in Section 2.3.5.

“Permitted Products” means ***.

“Person” means any individual, corporation (including any non profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Phase I Clinical Studies” means studies, including the initial introduction of a drug into humans, to determine the metabolic and pharmacologic actions of the drug in humans, as more fully defined in 21 C.F.R. §312.21(a), or its successor regulation, or the equivalent in any foreign country.

“Phase II Clinical Studies” means early controlled human clinical studies conducted to obtain some preliminary data on the appropriate dose range and effectiveness of a drug in a disease or condition under study, as more fully defined in 21 C.F.R. §312.21(b) or its successor regulation, or the equivalent in any foreign country.

“Phase III Clinical Studies” means expanded and controlled human clinical studies involving administration of a drug to sufficient numbers of human patients with the goal of establishing that a drug is safe and efficacious for its intended use, and to be considered as a pivotal study for submission of an NDA, as more fully defined in 21 C.F.R. §312.21(c) or its successor regulation, or the equivalent in any foreign country.

“Phase IV Clinical Studies” means post-approval FDA study commitments (including registries), marketing support studies, investigator initiated studies, and company initiated studies, in each case not primarily directed towards a change of label.

“Positive Proof of Concept” has the meaning ascribed to that term in Section 2.2.2.

“Pre-Launch Period” has the meaning ascribed to that term in Section 2.3.5(a)(i).

“Product” means any pharmaceutical preparation that incorporates Compound, whether or not as the sole active ingredient, including any formulation thereof, such as intravenous, transdermal, oral, or other dosage form.  Without limitation, each such pharmaceutical preparation having a distinct dosage form represents a separate Product.

“Product Liability Claim” has the meaning ascribed to that term in Section 12.4.1.

“Program” means all activities related to the development and commercialization of Compound or Products performed by or on behalf of VALEANT (or its Affiliates) and/or GSK (or its Affiliates) pursuant to this Agreement; provided, however, that all activities related to the development of Compound conducted prior to the Effective Date will be deemed to have been conducted outside of the Program.

“Program Improvements” means any and all confidential know-how, and other information that is developed by or on behalf of GSK (or its Affiliates) or VALEANT (or its Affiliates) or jointly by or on behalf of GSK and VALEANT or any of their respective Affiliates, in connection with the Program, including inventions, developments, results, clinical, technical, scientific, and

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

medical information, know-how, methods, inventions, practices, and trade secrets, quality control information and procedures, pharmacological, toxicological and clinical test data and results and regulatory information and all intellectual property relating to any of the foregoing; provided, however, that Program Improvements will not include Valeant Intellectual Property and provided further that, Program Improvements shall not include (i) information which is or becomes part of the public domain through no breach of this Agreement by GSK or VALEANT; (ii) information which GSK can demonstrate by its written records was known by GSK or its Affiliates prior to the Effective Date; and (iii) information which is independently developed by GSK or VALEANT or their respective Affiliates outside of the Program, and such independent development can be demonstrated by written records.

“Program Transfer Provisions” has the meaning ascribed to that term in Section 11.2.2.

“Protective Action” has the meaning ascribed to that term in Section 6.2.

“Quarter” means a calendar quarter consisting of any of the three-month periods ending on March 31, June 30, September 30 and December 31 in any particular year.

“Regulatory Approval” means: (a) in the United States, written notice of marketing approval by the FDA based on approval of an NDA and (b) in any other country in the Territory, written notice of required marketing approval by the Regulatory Authority having jurisdiction in such country; provided that with respect to countries in the European Union, written notice of a centralized marketing authorization from the European Medicines Agency shall constitute written notice with respect to each and every such country.

“Regulatory Authority” means the agency, if any, of the national government of any country with which a pharmaceutical or biological therapeutic product must be registered or by which a pharmaceutical or biological therapeutic product must be approved prior to its manufacture, use, or sale in such country, provided that with respect to countries in the European Union, the European Medicines Agency shall constitute such an agency with respect to each and every such country in addition to any agency of a national government of such country.

“Regulatory Exclusivity Period” means: the time period following Regulatory Approval in a country of an MAA for a reference product during which an applicant for an MAA for the same product or a similar product containing the same active pharmaceutical ingredient(s) in the same country shall be required to provide the results of pre-clinical and clinical trials for such applicant’s product rather than referring to information that is contained in the dossier of the MAA of the reference product, provided that for any country that does not provide such a time period, the Regulatory Exclusivity Period shall be deemed to be ten (10) years.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“Review Period” means the period commencing on the Effective Date and expiring on the date on which GSK delivers written notice to VALEANT that GSK is waiving its right to terminate this Agreement pursuant to Section 11.3.1(c) or the date on which such time period lapses without such notice from GSK.

“Rules” has the meaning ascribed to that term in Section 14.3.2.

“Safety Issue” means any unexpected or untoward adverse event related to a Product or Additional Product that is reported to a Party by a patient or physician, or about which a Party becomes aware, which event raises a question about patient safety or the efficacy of such Product or Additional Product and which event a Party considers to be serious enough to contemplate taking a prompt affirmative action with respect to such Product or Additional Product..

“Senior Executives” has the meaning ascribed to that term in Section 3.1.7.

“Senior Patent Executives” has the meaning ascribed to that term in Section 3.1.5.

“Subcommittee” has the meaning ascribed to that term in Section 3.1.4.

“Term” has the meaning ascribed to that term in Section 11.1.

“Territory” means all countries and territories of the world.

“Third Party” means any Person other than VALEANT or GSK or an Affiliate or an employee of VALEANT or GSK.

“Third Party Claim” has the meaning ascribed to that term in Section 12.1.

“Trademarks” means (a) trademarks, service marks, logos, trade dress and trade names, and domain names indicating the source of goods or services, and other indicia of commercial source or origin (whether registered, common law, statutory or otherwise), (b) all registrations and applications to register the foregoing anywhere in the world, (c) all goodwill associated therewith, and (e) all rights in and to any of the foregoing.

“Trademark License Agreement” means an agreement in the form attached hereto as Exhibit C.

“United States” or “U.S.” means the fifty (50) states of the United States of America and the District of Columbia.

“VALEANT” has the meaning ascribed to that term in the first paragraph of this Agreement.

“Valeant Auditor” has the meaning ascribed to that term in Section 2.3.8.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“VALEANT House Marks” has the meaning ascribed to that term in Section 3.5.

“VALEANT Indemnitees” has the meaning ascribed to that term in Section 12.1.

“Valeant Intellectual Property” means Valeant Patents and Valeant Know-How.

“Valeant Know-How” means all confidential know-how and information relating to any or all of Compound, Additional Compound(s), Products or Additional Products, including clinical, technical, scientific, and medical information, know-how, methods, inventions, practices, and trade secrets, quality control information and procedures, pharmacological, toxicological and clinical test data and results and regulatory information, in each case, which (i) VALEANT or its Affiliates Controls prior to the Effective Date, or (ii) is developed by or on behalf of VALEANT or its Affiliates or acquired by VALEANT or its Affiliates, in each case, after the Effective Date outside the Program and without the use of Program Improvements.  Notwithstanding the foregoing, Valeant Know-How shall not include (a) information which is or becomes part of the public domain through no breach of this Agreement by GSK; (b) information which GSK can demonstrate by its written records was known by GSK or its Affiliates prior to the disclosure thereof by VALEANT; (c) information which is independently developed by GSK or its Affiliates outside of the Program, so long as such development does not result from use of Valeant Know-How, and such independent development can be demonstrated by written records; and (d) information that becomes available to GSK or its Affiliates on a non-confidential basis, whether directly or indirectly, from a Third Party who is not bound by a confidentiality obligation to VALEANT.

“Valeant Patents” means: (a) the patents set forth on Schedule 1.5 hereto and any re-examination and reissue applications thereof; (b) any applications for patents listed in Schedule 1.5 hereto, and any divisional, continuation, or continuation-in-part of any such application, and any patent which shall issue based on such application, divisional, continuation or continuation-in-part, and any extension (including Supplementary Protection Certificates), re-examination and reissue applications thereof; (c) any application for patent filed hereafter or patent issued hereafter in any jurisdiction claiming priority to any application for patent or any patent identified in the foregoing clauses (a) or (b); (d) all patents issued to and applications for patent filed by VALEANT or its Affiliates in accordance with the provisions of Section 5.2; and (e) all patents issued to and applications for patent filed by VALEANT or its Affiliates covering the Compound arising from Valeant Know-How.

“Valeant Trademark” has the meaning ascribed to such term in Section 1.4.

“Valid Claim” means any claim of an unexpired patent included in Valeant Patents or Agreement Patents that has neither been held unenforceable, unpatentable, nor invalid by a final decision of a court or a governmental agency of competent jurisdiction (including any competent patent office), from which no further appeal is possible.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

*** means the development plan so titled attached to this Agreement as Schedule 3.2.1.

Construction.  For purposes of this Agreement: (a) words in the singular shall be held to include the plural and vice versa as the context requires; (b) the word “including” and “include” shall be deemed to be followed by the phrase “without limitation” or like expression unless otherwise specified; (c) the terms “hereof,” “herein,” “herewith,” and “hereunder,” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) all references to a “business day” or “business days” in this Agreement means any day other than a day which is a Saturday, a Sunday, any day banks are authorized or required to be closed in the United States or any other day on which GSK’s corporate headquarters in the United States are closed; and (e) all references to “Section,” “Article,” “Schedule” and “Exhibit,” unless otherwise specified, are intended to refer to a Section, Article, Schedule or Exhibit of or to this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"). THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS ("***"), AND THE OMITTED TEXT HAS BEEN FILED SEPARATELY WITH THE COMMISSION.